                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

Filed by Registrant:                               /X/
Filed by a Party other than the Registrant:        / /

Check the appropriate box:
/ /  Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Materials Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12

                        FIRSTPLUS FINANCIAL GROUP, INC.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                               NOT APPLICABLE
-------------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:

                       FIRSTPLUS FINANCIAL GROUP, INC.
                           1600 VICEROY, 8TH FLOOR
                             DALLAS, TEXAS 75235

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD MARCH 4, 1998


To the Stockholders of FIRSTPLUS Financial Group, Inc.:

     NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Stockholders (the "Annual Meeting") of FIRSTPLUS Financial Group, Inc., a Nevada corporation (the "Company"), will be held at the Company's headquarters, 1600 Viceroy Drive, Dallas, Texas 75235, in the Media Center, on the 4th day of March, 1998, at 10:00 a.m. (local time) for the following purposes:

          1. To elect seven (7) directors to hold office until the next annual election of directors by stockholders or until their respective successors shall have been duly elected and shall have qualified;

          2. To consider and act upon a proposal to adopt the FIRSTPLUS Financial Group, Inc. 1998 Long-Term Incentive Plan; and

          3. To transact any and all other business that may properly come before the meeting or any adjournment(s) thereof.

     The Board of Directors has fixed the close of business on January 19, 1998 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at such meeting or any adjournment(s) thereof. Only stockholders of record at the close of business on the Record Date are entitled to notice of and to vote at such meeting. The stock transfer books will not be closed. A list of stockholders entitled to vote at the Annual Meeting will be available for examination at the offices of the Company for ten
(10) days prior to the Annual Meeting.

     You are cordially invited to attend the meeting; WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, HOWEVER, YOU ARE URGED TO MARK, SIGN, DATE, AND MAIL THE ENCLOSED FORM OF PROXY, OR USE THE TELEPHONE VOTING PROCEDURE DESCRIBED THEREON, PROMPTLY SO THAT YOUR SHARES OF STOCK MAY BE REPRESENTED AND VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED AT THE MEETING. Your proxy will be returned to you if you should be present at the meeting and should request its return in the manner provided for revocation of proxies on the initial page of the enclosed proxy statement.

                              BY ORDER OF THE BOARD OF DIRECTORS



                              DANIEL T. PHILLIPS, CHAIRMAN OF THE BOARD
                              AND CHIEF EXECUTIVE OFFICER


January 28, 1998

                          FIRSTPLUS FINANCIAL GROUP, INC.
                              1600 VICEROY, 8TH FLOOR
                                DALLAS, TEXAS 75235

                                  PROXY STATEMENT
                                        FOR
                           ANNUAL MEETING OF STOCKHOLDERS

                              TO BE HELD MARCH 4, 1998

                            ___________________________

                           SOLICITATION AND REVOCABILITY
                                     OF PROXIES



     The accompanying proxy is solicited by the Board of Directors on behalf of FIRSTPLUS Financial Group, Inc., a Nevada corporation (the "Company"), to be voted at the 1998 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on March 4, 1998, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the "Notice") and at any adjournment(s) thereof. WHEN PROXIES IN THE ACCOMPANYING FORM ARE PROPERLY EXECUTED AND RECEIVED, THE SHARES REPRESENTED THEREBY WILL BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH THE DIRECTIONS NOTED THEREON; IF NO DIRECTION IS INDICATED, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF DIRECTORS, IN FAVOR OF PROPOSAL 2 SET FORTH IN THE NOTICE AND THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTERS REFERRED TO IN PROPOSAL 3 SET FORTH IN THE NOTICE. YOU MAY ALSO HAVE YOUR VOTES RECORDED BY TELEPHONE. THE TELEPHONE VOTING PROCEDURE IS DESIGNED TO AUTHENTICATE STOCKHOLDERS' IDENTITIES, TO ALLOW SHAREHOLDERS TO AUTHORIZE THE VOTING OF THEIR SHARES IN ACCORDANCE WITH THEIR INSTRUCTIONS AND TO CONFIRM THAT THEIR INSTRUCTIONS HAVE BEEN PROPERLY RECORDED. THERE IS NO CHARGE FOR USING THE TELEPHONE VOTING PROCEDURE.

     The executive offices of the Company are located at, and the mailing address of the Company is, 1600 Viceroy, 8th Floor, Dallas, Texas 75235.

     Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them in accordance with their judgment on such matters.

     This proxy statement (the "Proxy Statement") and accompanying form of proxy are being mailed on or about January 28, 1998. The Company's Annual Report is enclosed herewith, but does not form any part of the materials for solicitation of proxies.

     Any stockholder of the Company giving a proxy has the unconditional right to revoke his proxy at any time prior to the voting thereof either in person at the Annual Meeting by delivering a duly executed proxy bearing a later date or by giving written notice of revocation to the Company addressed to Daniel T. Phillips, Chairman of the Board and Chief Executive Officer, FIRSTPLUS Financial Group, Inc., 1600 Viceroy, 8th Floor, Dallas, Texas 75235; no such revocation shall be effective, however, until such notice of revocation has been received by the Company at or prior to the Annual Meeting.

     In addition to the solicitation of proxies by use of the mail, officers and regular employees of the Company may solicit the return of proxies, either by mail, telephone, telegraph, or through personal contact. Such officers and employees will not be additionally compensated but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees, and fiduciaries will, in connection with shares of voting Common Stock, par value $.01 per share (the "Common Stock"), registered in their names, be requested to forward solicitation material to the beneficial owners of such shares of Common Stock.

     The cost of preparing, printing, assembling, and mailing the Annual Report, the Notice, this Proxy Statement, and the enclosed form of proxy, as well as the cost of forwarding solicitation materials to the beneficial owners of shares of the Common Stock, and other costs of solicitation, are to be borne by the Company. In addition, the Company will retain ChaseMellon Shareholder Services, L.L.C. to assist it in the solicitations of proxies from stockholders. The Company anticipates that costs for such solicitation services will be $5,500, plus reimbursement of out-of-pocket expenses.


                                QUORUM AND VOTING

     The record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting was the close on business of January 19, 1998 (the "Record Date"). On the Record Date, there were 37,289,273 shares of voting Common Stock and 690,905 shares of Non-Voting Common Stock issued and outstanding.

     Each holder of Common Stock shall be entitled to one vote for each share of Common Stock on all matters to be acted upon at the meeting. Holders of Non-Voting Common Stock shall not be entitled to voting rights, unless otherwise required by applicable law. Neither the Company's Amended and Restated Articles of Incorporation, as amended, nor its Amended and Restated Bylaws, as amended, allow for cumulative voting rights. The Company's Amended and Restated Articles of Incorporation specifically prohibit cumulative voting in an election of directors or for any other matter(s) to be voted upon by the stockholders of the Company. The presence, in person or by proxy, of the holders of a majority of the issued and outstanding Common Stock entitled to vote at the meeting is necessary to constitute a quorum to transact business, except as otherwise provided by statute or by the Company's Amended and Restated Articles of Incorporation. If a quorum is not present or represented at the Annual Meeting, the stockholders entitled to vote thereat, present in person or represented by proxy, may adjourn the Annual Meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. Assuming the presence of a quorum, the affirmative vote of the holders of (i) a plurality of the shares of Common Stock voting at the meeting is required for the election of directors and (ii) the affirmative vote of the holders of a majority of the shares of Common Stock present and voting at the meeting, in person or by proxy, is required for approval of the FIRSTPLUS Financial Group, Inc. 1998 Long-Term Incentive Plan (the "1998 Incentive Plan").

     An automated system administered by the Company's transfer agent tabulates the votes. Pursuant to the provisions of the Nevada General Corporation Law, as amended, the Amended and Restated Bylaws of the Company, as amended, provide that abstentions and broker non-votes will be counted for purposes of determining a quorum, but shall not be counted as voting for purposes of determining whether a proposal has received the necessary number of votes for approval of the proposal.

            PRINCIPAL STOCKHOLDERS AND STOCK OWNERSHIP OF MANAGEMENT

     The following table sets forth information regarding the beneficial ownership of Common Stock as of the Record Date by (i) each person known by the Company to own beneficially five percent or more of the outstanding Common Stock; (ii) each of the Company's directors; (iii) each of the executive officers named in the Summary Compensation Table; and (iv) all directors and executive officers of the Company as a group. The address of each person listed below is 1600 Viceroy, 8th Floor, Dallas, Texas 75235, unless otherwise indicated.

                                                      SHARES BENEFICIALLY
                                                            OWNED (1)
                                                     ---------------------
                                                                   PERCENT
                NAME                                  NUMBER      OF CLASS
---------------------------------                    ---------    --------
Daniel T. Phillips (2)(5) . . . .       Voting       4,585,206      12.3%
Banc One Capital Holdings
  Corporation(3)  . . . . . . . .     Non-Voting       601,783       87.1
                                        Voting       1,605,623        4.3
Eric C. Green (4)(5). . . . . . .       Voting         342,775          *
John Fitzgerald (5) . . . . . . .       Voting          19,400          *
Dan Jessee (6)(5) . . . . . . . .       Voting          25,422          *
Paul Nussbaum . . . . . . . . . .       Voting              --          *
Paul Seegers (5)  . . . . . . . .       Voting          19,400          *
Sheldon I. Stein (5)  . . . . . .       Voting          29,400          *
Putnam Investments, Inc (7) . . .       Voting       4,116,775       11.0
All current directors and executive
  officers as a group
  (8 persons) (2)(4)(5)(6). . . .       Voting       5,014,581       13.4

----------------------
*    Represents less than one percent.

(1) Based on 37,289,273 shares of Common Stock and 690,905 shares of Non-Voting Common Stock outstanding on the Record Date. Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities. Except as indicated in the footnotes to this table and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned.

(2) Includes 4,518,540 shares of Common Stock owned by Phillips Partners, Ltd. (the "Phillips Partnership") but with respect to which Mr. Phillips has voting control. Lenox Investment Corporation, which is owned by Daniel T. Phillips (0.5%) and Merlene M. Phillips (0.5%), is the general partner and the Daniel T. Phillips Trust (the "Phillips Trust") (54.0%), Mr. Phillips (22.5%) and Merlene
M. Phillips (22.5%) are each limited partners of the Phillips Partnership.
Mr. Phillips has voting control over the shares of Common Stock owned by the Phillips Partnership through an irrevocable five-year voting proxy. Lenox Investment Corporation retains investment power with respect to such shares.

(3) The address of such beneficial owner is 150 East Gay Street, 24th Floor, Columbus, Ohio 43215. Banc One Capital Holdings Corporation ("BOCHC"), BOCP II, Limited Liability Company ("BOCP II") and Banc One Capital Partners V, Ltd. ("BOCP V") are affiliated companies under common control. See "Certain Relationships and Related Party Transactions - Relationship with Banc One."

(4) Includes 2,000 shares of Common Stock held by Mr. Green's wife. Mr. Green disclaims beneficial ownership of such shares. Excludes 236,640 shares of Common Stock held by G.B. Kline Residuary Trust, of which Beverly Sellers, Mr. Green's mother, is the trustee. Mr. Green is an income beneficiary and Mr. Green's children have a remainder interest in the G.B. Kline Residuary Trust.

(5) Includes options that are currently exercisable, or become exercisable within 60 days of the Record Date, to purchase the number of shares of Common Stock indicated for the following persons: Daniel T. Phillips (66,666), Eric
C. Green (110,775), John Fitzgerald (6,000), Dan Jessee (6,000), Paul Seegers (6,000) and Sheldon I. Stein (6,000).

(6) Does not include the shares of Non-Voting Common Stock or the shares of Common Stock held by BOCHC, BOCP II or BOCP V, which, in limited circumstances, may be exchanged for shares of Common Stock on a share-for-share basis. Mr. Jessee is Vice-Chairman of BOCC, an affiliate of BOCHC, BOCP II and BOCP V, and disclaims beneficial ownership of these shares.

(7) The address of such beneficial owner is One Post Office Square, Boston, Massachusetts 02109. Based on a Schedule 13G/A, dated January 23, 1998, filed with the commission by Putnam Investments, Inc. ("Putnam") on behalf of itself and several related entities. The Schedule 13G/A discloses that Putnam Investment Management, Inc. ("PIM") beneficially owns 3,989,835 shares of Common Stock and that The Putnam Advisory Company, Inc. ("PAC") beneficially owns 126,940 shares of Common Stock, with shared voting power over 76,050 shares of
Common Stock.   PIM is the investment advisor for the Putnam family of Mutual
Funds and PAC is the investment advisor to Putnam family of Mutual Funds.

                               ELECTION OF DIRECTORS
                                    (PROPOSAL 1)

     The Amended and Restated Bylaws, as amended, of the Company provide that the number of directors that shall constitute the whole Board of Directors shall be as fixed from time to time by resolution of the Board of Directors. By resolution of the Board of Directors, at its meeting on January 27, 1998, the number of directors comprising the Board of Directors was set at nine (9) with seven (7) to be elected at the Annual Meeting. The Board of Directors intends to seek two qualified candidates to fill the remaining vacancies following the Annual Meeting.

NOMINEES

     Unless otherwise directed in the enclosed proxy, it is the intention of the persons named in such proxy to nominate and to vote the shares represented by such proxy for the election of the following named nominees for the office of director of the Company, to hold office until the next annual meeting of stockholders or until their respective successors shall have been duly elected and shall have qualified. Proxies cannot be voted for a greater number of persons than the nominees named.

     Information regarding each nominee is set forth in the table and text below:

                                                      PRESENT
                   NOMINEE              AGE        OFFICE(S) HELD
                   -------              ---        --------------

               Daniel T. Phillips       48      Chairman of the Board and
                                                Chief Executive Officer

               Eric C. Green            43      President and Director

               John Fitzgerald(1)(2)    49      Director

               Daniel J. Jessee(1)(2)   46      Director

               Paul Nussbaum(1)         50      Director

               Paul Seegers (1)         67      Director

               Sheldon I. Stein(2)      44      Director


--------------------------

(1)  Member of the Audit Committee.
(2)  Member of the Compensation Committee.

     All officers are appointed by and serve at the discretion of the Board of Directors. Directors serve for one-year terms or until their respective successors have been duly elected and shall have qualified.

     DANIEL T. PHILLIPS -- Mr. Phillips has served as Chairman of the Board of the Company since October 1996 and Chief Executive Officer of the Company since October 1994. Mr. Phillips also served as President of the Company from October 1994 until September 1997. Mr. Phillips served as President and Chief Executive Officer of SFA: State Financial Acceptance Corporation, a loan origination company, from March 1993 to October 1994. During the period from October 1992 to March 1993, Mr. Phillips was self-employed, primarily engaging in the purchase and sale of consumer receivables. From February 1989 to October 1992, Mr. Phillips served as President and Chief Executive Officer of LinCo Financial Corporation, a factoring firm, in Sacramento,

California. In March 1993, LinCo Financial Corporation commenced a Chapter 11 proceeding under the federal bankruptcy laws, which was converted to a Chapter 7 proceeding in April 1993. Such proceeding is still ongoing. From November 1986 to October 1988, Mr. Phillips served as President and Chief Executive Officer of American Equities Financial Corporation.

     ERIC C. GREEN -- Mr. Green has served as President of the Company since October 1997. He served as Executive Vice President and Chief Financial Officer of the Company from March 1995 until September 1997. Mr. Green has served as a director of the Company since March 1997. Mr. Green has also served as President of FIRSTPLUS Financial, Inc. since October 1996. For approximately four years prior to beginning his tenure with the Company, Mr. Green operated his own tax consulting practice where his responsibilities included consulting with the Company. Prior to consulting, Mr. Green worked for Arthur Young & Company and Grant Thornton & Company as a Certified Public Accountant for approximately 10 years.

     JOHN FITZGERALD -- Mr. Fitzgerald has served as a director of the Company since September 1995. Mr. Fitzgerald is Executive Vice President of Dexter & Company, an independent insurance agency and has held that position since 1989. Prior to joining Dexter & Company in 1989, Mr. Fitzgerald was a professional football player with the Dallas Cowboys for 12 years.

     DANIEL J. JESSEE -- Mr. Jessee has served as a director of the Company since September 1995. Mr. Jessee currently serves as Vice Chairman of Banc One Capital Corporation ("BOCC") and manages its Corporate Related Finance activities. Mr. Jessee has been employed in senior and other investment banking capacities with Rotan Mosle Inc., Meuse, Rinker, Chapman, Endres and Brooks and E.F. Hutton & Co.

     PAUL NUSSBAUM - Mr. Nussbaum has served as a director of the Company since June 1997. Mr. Nussbaum has also been Chairman of the Board and Chief Executive Officer of Patriot American Hospitality, Inc., a real estate investment trust for offices, hotels and other income producing properties, since September 1995. From 1991 to 1995, he was the founder and Chief Executive Officer of the Patriot American Group, a company engaged in real estate investments, and prior to that he was a senior partner in the law firm of Schulte, Roth & Zabel. Mr. Nussbaum also currently serves as a director of Mack/Cali Corporation, a real estate investment trust.

     PAUL SEEGERS -- Mr. Seegers has served as a director of the Company since September 1995. Mr. Seegers currently serves as President of Seegers Enterprises, a company engaged in ranching, farming, oil and gas, real estate and general investments. He is also a director and Chairman of the Executive Committee of Centex Corporation, the largest homebuilder in the United States and a Director of Oryx Energy Company. Mr. Seegers retired as Chairman of the Board of Centex Corporation in 1991, where he held various senior executive positions during his 30-year tenure including Chief Executive Officer and President.

     SHELDON I. STEIN -- Mr. Stein has served as a director of the Company since April 1996. Mr. Stein has served as a Senior Managing Director of Bear,
Stearns & Co. Inc. since August 1986. Mr. Stein is a director of Fresh America Corp., CellStar Corporation, The Men's Wearhouse, Inc. and Tandycrafts, Inc.

     If elected as a director of the Company, each director will hold office until next year's annual meeting of stockholders, expected to be held in June 1999, or until his respective successor is elected and has qualified.

     The Board of Directors does not contemplate that any of the above-named nominees for director will refuse or be unable to accept election as a director of the Company, or be unable to serve as a director of the Company. Should any of them become unavailable for nomination or election or refuse to be nominated or to accept election as a director of the Company, then the persons named in the enclosed form of proxy intend to vote the shares represented in such proxy for the election of such other person or persons as may be nominated or designated by the Board of Directors. No nominee is related by blood, marriage or adoption to another nominee or to any executive officer of the Company or its subsidiaries or affiliates.

EXECUTIVE OFFICERS

     Information regarding each executive officer of the Company is set forth below, except for Daniel T. Phillips and Eric C. Green, whose information is included above under the caption "--Nominees."

     WILLIAM P. BENAC - Mr. Benac, age 51, has served as the Company's Chief Financial Officer since October 1997. From 1992 until October 1997, Mr. Benac was Group Executive, Corporate Vice President and Treasurer for Electronic Data Systems, Inc. ("EDS"), a professional services firm. While at EDS, he was responsible for the Equipment and Financing Group and all domestic and international Treasury functions. Mr. Benac was Chief Financial Officer at Odessy Partners Operations Group, a Wall Street investment firm, from 1990 to 1992.

BOARD COMMITTEES AND MEETINGS

     The Board of Directors has established two standing committees: the Compensation Committee and the Audit Committee. Messrs. Fitzgerald, Jessee and Stein serve on the Compensation Committee; and Messrs. Fitzgerald, Jessee, Nussbaum and Seegers serve on the Audit Committee. The Compensation Committee is responsible for recommending to the Board of Directors the Company's executive compensation policies for senior officers and administering the Company's 1995 Employee Stock Option Plan (the "Stock Option Plan") and the Company's Employee Stock Purchase Plan (the "Purchase Plan"). The Compensation Committee will be responsible for administering the 1998 Incentive Plan, if approved by the stockholders at the Annual Meeting. See "Adoption of the 1998 Incentive Plan." The Compensation Committee held two meetings during the fiscal year ended September 30, 1997.

     The Audit Committee is responsible for recommending independent auditors, reviewing the audit plan, the adequacy of internal controls, the audit report and management letter and performing such other duties as the Board of Directors may from time to time prescribe. The Audit Committee held two meetings during the fiscal year ended September 30, 1997.

     The Board of Directors does not have a standing Nominating Committee.

     The Board of Directors held 11 meetings during the fiscal year ended September 30, 1997. During fiscal 1997, each director attended all of the meetings of the Board of Directors during the time that he served as director. All directors attended all meetings of the Committees on which they served.

DIRECTOR COMPENSATION

     The Company pays each nonemployee director an annual retainer of $17,500 and a fee of $1,250 for each meeting of the Board of Directors that he attends in person and a fee of $300 for each meeting that he participates in by telephone. The Company pays each nonemployee director committee member an annual retainer of $4,000 and a fee of $900 for each committee meeting that he attends in person and a fee of $300 for each committee meeting that he participates in by telephone. The Company reimburses each director for ordinary and necessary travel expenses related to such director's attendance at Board of Director and committee meetings. In addition, the 1995 Nonemployee Director Stock Option Plan (the "1995 Director Plan") provides for the grant of certain nonqualified stock options to the nonemployee directors of the Company.

     Options under the 1995 Director Plan ("Director Options") are granted only to nonemployee directors of the Company. Director Options are automatically granted to each nonemployee director. Each person serving as a nonemployee director of the Company on the date of adoption of the 1995 Director Plan received a Director Option under the 1995 Director Plan exercisable for 10,000 shares of Common Stock at an exercise price of $7.00 per share (an "Initial Option"). Subsequently, on the date of each annual meeting of stockholders of the Company, such director shall receive a nonqualified stock option to purchase 2,000 shares of Common Stock, with an exercise price per share equal to the fair market value per share of the Common Stock on the date of grant (a "Subsequent Option"). Each Director
Option expires 10 years after its date of grant. An aggregate of 20% of the total number of shares subject to such Initial Option vest on the date of each annual meeting of stockholders of the Company (at which such nonemployee director is reelected to the Board of Directors) held after the date of grant of the Initial Option. In addition, shares subject to a Subsequent Option vest in full on the date of grant of such Subsequent Option. Shares subject to a Director Option vest as to all shares then subject to the Director
Option upon the occurrence of a Major Corporate Event.

COMPENSATION OF EXECUTIVE OFFICERS

     The total compensation paid for each of the fiscal years ended September 30, 1997, September 30, 1996 and September 30, 1995 to the Chief Executive Officer, Daniel T. Phillips, and to the other most highly paid executive officers who received cash compensation in excess of $100,000 for the fiscal year ended September 30, 1997 (collectively, the "Named Executive Officers"), is set forth below in the following Summary Compensation Table:

                              SUMMARY COMPENSATION TABLE

                                                                             LONG-TERM COMPENSATION
                                                                      ---------------------------------
                                         ANNUAL COMPENSATION (1)             AWARDS            PAYOUTS
                                  ----------------------------------  ----------------------   --------
                                                          OTHER
                                                          ANNUAL      RESTRICTED    OPTIONS/              ALL OTHER
      NAME AND            FISCAL   SALARY      BONUS    COMPENSATION     STOCK        SARS       LTIP   COMPENSATION
  PRINCIPAL POSITION      YEAR      ($)         ($)          ($)          ($)        (#)          ($)        ($)
------------------------  ------  --------  ----------  ------------  ----------    --------    -------  -----------
Daniel T. Phillips......  1997    $490,000  $3,450,000            --          --          --        --           --
Chairman of the Board     1996     401,605     800,000            --          --     100,000        --           --
and Chief Executive       1995     221,333     225,000            --          --          --        --           --
Officer

Eric C. Green (2).......  1997     300,000   1,150,000            --          --          --        --           --
President                 1996     227,990     300,000            --          --     241,162        --           --
                          1995     110,000     125,000            --          --          --        --           --

-----------------

(1) Annual compensation does not include the cost to the Company of benefits certain executive officers receive in addition to salary and cash bonuses. The aggregate amounts of such personal benefits, however, do not exceed the lesser of either $50,000 or 10% of the total annual compensation of such executive officer. Bonuses with respect to fiscal 1995, 1996 and 1997 were accrued during each respective fiscal year and paid in November 1995 and 1996 and October 1997, respectively.
(2) Mr. Green joined the Company in April 1995, at an annual salary of $180,000.


GRANTS OF OPTIONS AND STOCK APPRECIATION RIGHTS ("SARS")

     No stock options were granted to the named executive officers listed in the
Summary Compensation Table during fiscal 1997.   The Company also did not grant
any SARs in fiscal 1997.

EXERCISES OF OPTIONS AND SARS

     The following table sets forth information with respect to the Named Executive Officers concerning the exercise of options during fiscal 1997, and unexercised options held as of September 30, 1997. No options were exercised by the Named Executive Officers during fiscal 1997, and no Named Executive Officer held any SARs.

                 AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          FISCAL YEAR END OPTION/SAR VALUES


                                                                                  VALUE OF
                                                            NUMBER OF           UNEXERCISED
                             NUMBER OF                     UNEXERCISED         IN-THE-MONEY
                              SHARES                       OPTIONS/SARS        OPTIONS/SARS
                             ACQUIRED                      AT FY-END (#)        AT FY-END ($)
                                 ON       VALUE REALIZED    EXERCISABLE/        EXERCISABLE/
        NAME               EXERCISE (#)        ($)        UNEXERCISABLE      UNEXERCISABLE(1)
 -----------------------   ------------   --------------  --------------     ----------------
 Daniel T. Phillips ....        0               0.00       66,666/100,000    3,741,629/5,612,500
 Eric C. Green..........        0               0.00      110,775/241,162   6,217,247/13,535,217
                           ---------------------------------------------------------------------

(1) Values are stated based upon the closing price of $56.125 per share of the Company's Common Stock on the Nasdaq National Market on September 30, 1997, the last trading day of the Company's fiscal year.

COMPENSATION AND EMPLOYMENT AGREEMENTS; KEY-MAN LIFE INSURANCE

     EMPLOYMENT AGREEMENTS. On August 25, 1995, the Company entered into employment agreements with each of the executive officers named in the Summary Compensation Table under "-- Executive Compensation." Mr. Phillip's employment agreement is for a term of five years, and Mr. Green's employment agreement is for a term of three years. Each employment agreement automatically renews for successive periods after the initial term, unless the employee or the Company notifies the other within a specified time that the term will not be extended.

     Under the initial terms of the respective employment agreements, the Company paid Mr. Phillips a minimum base salary of $400,000 per year and Mr. Green a minimum base salary of $230,000 per year, which are adjusted annually to meet cost of living increases. In addition, the Company reviews base salaries annually, and makes appropriate adjustments. The current base salaries for fiscal 1998 have been set at $635,000 for Mr. Phillips and $435,000 for Mr. Green. Each executive officer is entitled to participate generally in the Company's employee benefit plans, including the Stock Option Plan and the Purchase Plan (and the 1998 Incentive Plan, if approved), and is eligible for an incentive bonus under the Company's executive bonus pool. Such cash bonuses are made at the discretion of the Company based on subjective performance criteria.

     If the executive officer is terminated "for cause," which definition generally includes termination by the Company due to the executive's willful failure to perform his duties under the employment agreement, the executive's personal dishonesty or breach of his fiduciary duties or the employment agreement to which he is a party, then the Company is obligated to pay the executive so terminated only his base salary up to the date upon which the Company notifies the executive of his termination "for cause." On the other hand, if the executive officer is terminated without cause, then the Company is obligated to pay the executive officer so terminated a lump sum payment equal to his base salary for the remaining term of the employment agreement. If the executive officer resigns for "good reason," which generally includes the executive officer's resignation due to a breach by the Company of his employment agreement, the Company must pay the executive officer so terminated a lump sum payment equal to the salary of the executive officer for the remaining term of the employment agreement. In the case of the retirement or death of the executive officer, the Company is obligated to pay the executive officer only his base salary up to the date of such death or retirement. If the executive officer becomes disabled, the Company must continue to pay the executive officer his base salary for a period of up six months and, if the disability extends beyond six months, the Company may terminate the executive by giving him 30 days' notice of such termination.

     Each of the executive officers named in the Summary Compensation Table above, by virtue of his employment agreement, has agreed not to solicit customers or employees of the Company in any manner for a period of 24 months following his resignation or termination from the Company and, will not compete for any period for which a lump sum has been paid by the Company in accordance with the employment agreement.

     KEY-MAN LIFE INSURANCE. The Company maintains a $3.0 million key-man life insurance policy on Mr. Phillips, which the Company has assigned to BOCP II. The Company does not maintain key-man life insurance policies on any of its other executive officers.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Board of Directors has established a Compensation Committee to review and approve the compensation levels of executive officers of the Company, evaluate the performance of the executive officers, consider senior management succession issues and any related matters for the Company. The Compensation Committee is charged with reviewing with the Board of Directors in detail all aspects of the cash compensation for the executive officers of the Company. Stock option compensation for the executive officers is also considered by the Compensation Committee.

     The philosophy of the Company's compensation program is to employ, retain and reward executives capable of leading the Company in achieving its business objectives. These objectives include preserving a strong financial posture, increasing the assets of the Company, positioning the Company's assets and business operations in geographic markets and industry segments offering long term growth opportunities, enhancing stockholder value and ensuring the survival of the Company. The accomplishment of these objectives is measured against conditions prevalent in the industry within which the Company operates. In recent years these conditions reflect a highly competitive market environment and rapidly changing regional, geographic and overall industry market conditions.

     The available forms of executive compensation include base salary, cash bonus awards and incentive stock options. The Company maintains a pay-for-performance compensation philosophy. Consequently, the financial performance of the Company is a key consideration (to the extent that such performance can fairly be attributed or related to such executive's performance), as well as the nature of each executive's responsibilities and capabilities. The Company's compensation policy gives consideration to the Company's achievement of specified business objectives when determining executive officer compensation. Compensation paid to executive officers is based upon a Company-wide salary structure consistent for each position relative to its authority and responsibility compared to industry peers.

     An additional objective of the Compensation Committee in determining compensation is to reward executive officers with equity compensation in addition to salary in keeping with the Company's overall compensation philosophy, which attempts to place equity in the hands of its employees in an effort to further instill stockholder considerations and values in the actions of all the employees and executive officers. In making its determination, some consideration is given by the Compensation Committee to the number of options already held by such persons. The number of stock options granted are also determined by the subjective evaluation of each executive's ability to influence the Company's long term growth and profitability. The Compensation Committee believes that the award of options represents an effective incentive to create value for the stockholders.

     For fiscal 1997, the Compensation Committee commissioned KPMG Peat Marwick LLP to analyze and review the Company's management compensation structure and elements.

     The Compensation Committee adopted an annual incentive plan concept as applied to a predetermined pretax income level established by the Company in October 1996. The plan concept is based upon targeted goals and objectives and a comparison against a peer group of companies, which includes the companies in the Common Stock Performance Graph, below. The performance criteria include budgeted pretax net income and return on equity. The targeted budget pretax net income is determined in connection with the approval by the board of the Company's budget plan. The Company's performance in fiscal 1997 exceeded the plan guideline performance established on the matrix. The Compensation Committee reviewed the facts surrounding the performance results and generated a separate schedule that extended bonus payments upward on a linear progression of payment relative to performance. Based primarily on the Company's attainment of pretax net income of $224.5 million for fiscal 1997, Mr. Phillips received a bonus of $3,450,000 and Mr. Green received a bonus of $1,150,000.

     Based on comparative industry data of the Company's peers, and as the result of arm's-length negotiations, on August 25, 1995, the Company entered into a five-year employment agreement with Mr. Daniel T. Phillips that provided for the employment of Mr. Phillips as President and Chief Executive Officer and the Company entered into a three-year employment agreement with Mr. Eric C. Green that provided for the employment of Mr. Green as Executive Vice President and Chief Financial Officer. (In October 1997, Mr. Green was appointed President of the Company. Mr. Phillips remains the Company's Chief Executive Officer. See "--Nominees.") The agreements were unanimously approved by the Board of Directors, and the Compensation Committee. The Compensation Committee reviews base salaries annually and makes appropriate adjustments to align the Company's pay-for-performance philosophy to the executive's total cash compensation position. As a result of the Company's performance in fiscal 1996, the Compensation Committee adjusted the base salaries for fiscal 1997 for Mr. Phillips and Mr. Green to $490,000 and $300,000, respectively. In October 1997, as a result of the Company's performance in fiscal 1997, the Compensation Committee adjusted the base salaries for fiscal 1998 for Mr. Phillips and Mr. Green to $635,000 and $435,000, respectively.

     The Compensation Committee believes that the compensation of the Company's executive officers was reasonably related to the performance of the Company and those individuals during fiscal 1997.

     On December 23, 1997, the Company announced that, effective January 1, 1998, it was changing its fiscal year end from September 30 to December 31. Consequently, the Compensation Committee will now assess the performance of the Company and its employees on a calendar-year basis.

     DEDUCTIBILITY OF CERTAIN EXECUTIVE COMPENSATION.   Section 162(m) of the
Internal Revenue Code of 1986, as amended (the "Code") denies publicly held corporations a deduction for compensation in excess of $1 million per year paid or accrued with respect to certain executives in taxable years beginning on or after January 1, 1994, except to the extent that such compensation qualifies for an exemption from that limitation. Exempt compensation includes only the following: (a) performance-based compensation (provided that certain outside director, shareholder approval, and certification requirements are met); (b) commissions; (c) payments from certain tax-qualified retirement plans; (d) health and other fringe benefits that are reasonably believed to be excludable from gross income; and (e) compensation payable under a binding written contract in effect on February 17, 1993. The Compensation Committee has determined that the Company's policy is to design its long-term incentive plan to qualify for the exemption from the deduction limitations of Section 162(m) of the Code consistent with designing a plan providing appropriate compensation to key employees.

                                   COMPENSATION COMMITTEE

                                        John Fitzgerald
                                        Daniel J. Jessee
                                        Sheldon I. Stein

COMMON STOCK PERFORMANCE GRAPH

     The following performance graph compares the 20-month cumulative return of the Common Stock with that of the Broad Market (the S&P 500) and a group of the Company's peer corporations. Each index assumes $100 invested at February 1, 1996 and is calculated assuming quarterly reinvestment of dividends and quarterly weighting by market capitalization.

                             COMPARATIVE RETURNS
         FIRSTPLUS FINANCIAL GROUP, INC., BROAD MARKET AND PEER GROUP
                    (PERFORMANCE RESULTS THROUGH 09/30/97)









                                       Quarter   Quarter     Quarter    Quarter    Quarter    Quarter    Quarter
                         Beginning      Ended     Ended       Ended       Ended     Ended      Ended      Ended
                        February 1,   March 31,  June 30,   September   December    March     June 30,  September
                            1996        1996      1996      30, 1996    31, 1996   31, 1997     1997     30, 1997
------------------------------------------------------------------------------------------------------------------
FIRSTPLUS
Financial Group, Inc.     100.00       119.20    149.66      241.71      223.83     319.19     360.25     594.67
------------------------------------------------------------------------------------------------------------------
Peer Group                100.00       123.57    117.17      140.26      142.89     119.53     133.15     145.77
------------------------------------------------------------------------------------------------------------------
Broad Market              100.00       101.96    106.53      109.82      118.98     122.17     143.50     154.25
------------------------------------------------------------------------------------------------------------------

     The Broad Market (the S&P 500) is an index of 500 companies with common stock on national securities exchanges. The Peer Group is composed of the following companies: Aames Financial Corp., Cityscape Financial Corp., ContiFinancial Corporation, Green Tree Financial Corp., The Money Store, Inc. and Southern Pacific Funding Corporation.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     None of the executive officers of the Company currently serves as a director of another entity or on the compensation committee of another entity or any other committee of the board of directors of another entity performing similar functions.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

     Since its inception, the Company has had business relationships and engaged in certain transactions with affiliated companies and parties as described below. It is the policy of the Company to engage in transactions with related parties only on terms that, in the opinion of the Company, are no less favorable to the Company than could be obtained from unrelated parties.

RELATIONSHIP WITH BANK ONE

     As of the Record Date, BOCP II was the beneficial owner of 601,783 shares of Non-Voting Common Stock.

     The Company maintains the Banc One Facility, which was established in March 1995. During fiscal 1997, the Company paid Banc One an aggregate of $4.5 million in interest payments under the prescribed terms of the Banc One Facility, as well as an aggregate of $113,684 in other fees and expenses related to amounts borrowed by the Company under this facility.

     On March 31, 1995, the Company issued to BOCP II an aggregate of $5.0 million principal amount of its Subordinated Notes (out of a total of $6.35 million principal amount of Subordinated Notes). The Subordinated Notes bear interest at the rate of 12% per annum, except that upon the occurrence of an event of default under the Subordinated Notes, the interest rate increases to 15% per annum. During fiscal 1997, the Company paid BOCP II an aggregate of $600,000 in interest payments under the terms of the Subordinated Notes. The Subordinated Notes are subordinated to all amounts at any time due and owing under the Company's warehouse lines existing from time to time.

     In February 1995, the Company and BOCP V entered into a financing arrangement to provide $700,000 of interim financing (the "BOCP V Financing"). In July 1995, the Company and BOCP V agreed to amend the terms of the BOCP V Financing so that the Company's debt arrangements with BOCP V would be on similar terms as those with BOCP II. As a consequence, the Company issued $700,000 principal amount of the Subordinated Notes to BOCP V. During fiscal 1997, under the terms of the BOCP V Financing and the Subordinated Notes, the Company paid BOCP V an aggregate of $84,000 in interest payments.

     Dan Jessee is a Vice Chairman of Banc One Capital Corporation. Banc One Capital Corporation has performed investment banking services for the Company in the past, including serving as managing underwriter for each of the Company's asset backed offerings. Banc One Capital Corporation may perform investment banking services for the Company during the current fiscal year.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities (the "10% Stockholders"), to file reports of ownership and changes of ownership with the Commission and the Nasdaq Stock Market. Officers, directors and 10% Stockholders of the Company are required by Commission regulation to furnish the Company with copies of all Section 16(a) forms so filed.

     Based solely on review of copies of such forms received, the Company believes that, during the last fiscal year, all filing requirements under
Section 16(a) applicable to its officers, directors and 10% Stockholders were timely.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE INDIVIDUALS NOMINATED FOR ELECTION AS A DIRECTOR.

                     ADOPTION OF THE 1998 INCENTIVE PLAN
                                 (PROPOSAL 2)

     On January 27, 1998, the Board of Directors adopted the FIRSTPLUS Financial Group, Inc. 1998 Long-Term Incentive Plan for (the "1998 Incentive Plan"), subject to the approval of the stockholders at the Annual Meeting. The Board of Directors believes that it is desirable for, and in the best interests of, the Company to adopt the 1998 Incentive Plan and recommends that the stockholders vote in favor of the adoption of the 1998 Incentive Plan.

     At the Annual Meeting, stockholders will be asked to approve the 1998 Incentive Plan. Such approval by stockholders is required by New York Stock Exchange, Inc. rules and is one of several requirements under Section 162(m) of the Code if compensation payable pursuant to the 1998 Incentive Plan is to qualify for the performance-based exemption to the limitation on the ability of the Company and its subsidiaries to deduct compensation in excess of $1 million to "covered employees." For a discussion of these limitations see "Compensation Committee Report on Executive Compensation--Deductibility of Certain Executive Compensation."

     The Company anticipates registering with the Securities and Exchange Commission during 1998 the shares issuable as a result of the adoption of the 1998 Incentive Plan.

     The following summary of the 1998 Incentive Plan is qualified in its entirety by reference to the complete text of the 1998 Incentive Plan, which is attached to this Proxy Statement as EXHIBIT A. Capitalized terms not separately defined below have the meanings set forth in the 1998 Incentive Plan.

DESCRIPTION OF THE 1998 INCENTIVE PLAN

     In January 1998, the Board of Directors adopted the 1998 Incentive Plan. The purpose of the 1998 Incentive Plan is to foster and promote the long-term financial success and interests of the Company and materially increase the value of the equity interests in the Company by: (a) encouraging the long-term commitment of selected key employees, (b) motivating superior performance of key employees by means of long-term performance related incentives, (c) encouraging and providing key employees with a formal program for obtaining an ownership interest in the Company, (d) attracting and retaining outstanding key employees by providing incentive compensation opportunities competitive with other major companies and (e) enabling participation by key employees in the long-term
growth and financial success of the Company.   Under the 1998 Incentive Plan,
the Compensation Committee has the authority to grant to key employees and consultants of the Company the following types of awards: (i) stock options in the form of incentive stock options qualified under section 422 of the Internal Revenue Code of 1986, as amended ("Incentive Options"), or nonqualified stock options ("Nonqualified Options," or collectively with the Incentive Options "Options"), or both; (ii) stock appreciation rights; (iii) restricted stock (the "Restricted Stock"); (iv) performance-based awards; and (v) supplemental payments dedicated to payment of any federal income taxes that may be payable in conjunction with the 1998 Incentive Plan (collectively referred to as "Incentive Awards"). Approximately 500 persons are eligible to participate in the 1998 Incentive Plan. Nonemployee directors of the Company are not eligible to participate in the 1998 Incentive Plan. Two million shares of Common Stock have been reserved for grants of Incentive Awards under the 1998 Incentive Plan.
Only 56,116 shares of Common Stock are available for grant under the Company's existing Stock Option Plan.

     The 1998 Incentive Plan will be administered by the Compensation Committee of the Board of Directors, which must consist of at least two members of the Board of Directors, each of whom is a nonemployee director. The 1998 Incentive Plan provides that the Compensation Committee may make adjustments to the number of shares and to the exercise price of all or any Incentive Awards. No grantee of an Incentive Award may receive during any fiscal year Incentive Awards covering an aggregate of more than 200,000 shares of Common Stock.

     No Incentive Option may be granted with an exercise price per share less than the fair market value of the Common Stock at the date of grant. Nonqualified Options may be granted at any exercise price. The exercise price of an Option may be paid in cash, by an equivalent method acceptable to the Compensation Committee, or, at the Compensation Committee's discretion, by delivery of already owned shares of Common Stock having a fair market value equal to the exercise price, or, at the Compensation Committee's discretion, by delivery of a combination of cash and already owned shares of Common Stock. However, if the optionee acquired the stock to be surrendered directly or indirectly from the Company, he must have owned the stock to be surrendered for at least six months prior to tendering such stock for the exercise of an Option.

     An eligible employee (a "Grantee") may receive more than one Incentive Option, but the maximum aggregate fair market value of the Common Stock (determined when the Incentive Option is granted) with respect to which Incentive Options are first exercisable by such employee in any calendar year cannot exceed $100,000. In addition, no Incentive Option may be granted to an employee owning directly or indirectly stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (a "Ten-Percent Stockholder"), unless the exercise price is not less than 110% of the fair market value of the shares subject to such Incentive Option on the date of grant. Awards of Nonqualified Options are not subject to these special limitations.

     Except as otherwise provided by the Compensation Committee, awards under the 1998 Incentive Plan are not transferable other than as designated by the Grantee by will or by the laws of descent and distribution. The expiration date of an Incentive Option is determined by the Compensation Committee at the time of the grant, but in no event may an Incentive Option be exercisable after the expiration of 10 years from the date of grant of the Incentive Option (five years in the case of an Incentive Option granted to a Ten-Percent Stockholder).

     Stock appreciation rights ("SARs") may be granted under the 1998 Incentive Plan in conjunction with all or part of an Option. The exercise price of the SAR shall not be less than the fair market value of the Common Stock on the date of the grant of the Option to which it relates. The SAR will be exercisable only when the underlying Option is exercisable and once an SAR has been exercised, the related portion of the Option underlying the SAR will terminate. Upon the exercise of an SAR, the Company will pay to the Grantee in cash, Common Stock, or a combination thereof (the method of payment to be at the discretion of the Compensation Committee), an amount equal to the excess of the fair market value of the Common Stock on the exercise date over the option price, multiplied by the number of SARs being exercised.

     The Compensation Committee, either at the time of grant or at the time of exercise of any Nonqualified Option or SAR, may provide for a supplemental payment (a "Supplemental Payment") by the Company to the Grantee with respect to the exercise of any Nonqualified Option or SAR, in an amount specified by the Compensation Committee, but which shall not exceed the amount necessary to pay the federal income tax payable with respect to both the exercise of the Nonqualified Option and/or SAR and the receipt of the Supplemental Payment, based on the assumption that the stockholder is taxed at the maximum effective federal income tax rate on such amounts. The Compensation Committee shall have the discretion to grant Supplemental Payments that are payable in cash, Common Stock, or a combination of both, as determined by the Compensation Committee at the time of payment.

     Restricted Stock awards may be granted under the 1998 Incentive Plan, and the provisions attendant to a grant of Restricted Stock may vary among participants. In making an award of Restricted Stock, the Compensation Committee will determine the periods during which the Restricted Stock is subject to forfeiture. During the restriction period, as set forth in the grant of the Restricted Stock, the Grantee may not sell, transfer, pledge or assign the Restricted Stock, but will be entitled to vote the Restricted Stock.

     The Compensation Committee, at the time of vesting of Restricted Stock, may provide for a Supplemental Payment by the Company to the Grantee in an amount specified by the Compensation Committee that shall not exceed the amount necessary to pay the federal income tax payable with respect to both the vesting of the Restricted Stock and receipt of the Supplemental Payment, based on the assumption that the employee is taxed at the maximum effective federal income tax rate on such amount.

     The Compensation Committee may grant Incentive Awards representing a contingent right to receive cash ("Performance Units") or shares of Common Stock ("Performance Shares") at the end of a performance period. The Compensation Committee may grant Performance Units and Performance Shares in such a manner that more than one performance period is in progress concurrently. For each performance period, the Compensation Committee shall establish the number of Performance Units or Performance Shares and the contingent value of any Performance Units or Performance Shares, which may vary depending on the degree to which performance objectives established by the Compensation Committee are met. The Compensation Committee may modify the performance measures and objectives as it deems appropriate.

     The basis for payment of Performance Units or Performance Shares for a given performance period shall be the achievement of those financial and nonfinancial performance objectives determined by the Compensation Committee at the beginning of the performance period. If minimum performance is not achieved for a performance period, no payment shall be made and all contingent rights shall cease. If minimum performance is achieved or exceeded, the value of a Performance Unit or Performance Share shall be based on the degree to which actual performance exceeded the pre-established minimum performance standards, as determined by the Compensation Committee. The amount of payment shall be determined by multiplying the number of Performance Units or Performance Shares granted at the beginning of the performance period by the final Performance Unit or Performance Share value. Payments shall be made, in the discretion of the Compensation Committee, solely in cash or Common Stock, or a combination of cash and Common Stock, following the close of the applicable performance period.

     The Compensation Committee, at the date of payment with respect to such Performance Units or Performance Shares, may provide for a Supplemental Payment by the Company to the Grantee in an amount specified by the Compensation Committee, which shall not exceed the amount necessary to pay the federal income tax payable with respect to the amount of payment made with respect to such Performance Units or Performance Shares and receipt of the Supplemental Payment, based on the assumption that the Grantee is taxed at the maximum effective federal income tax rate on such amount.

     The Compensation Committee may limit an optionee's right to exercise all or any portion of an Option until one or more dates subsequent to the date of grant. The Compensation Committee also has the right, exercisable in its sole discretion, to accelerate the date on which all or any portion of an Option may be exercised. The 1998 Incentive Plan also provides that, under certain circumstances, if an employee is terminated within two years after a "Change of Control," each Option or SAR then outstanding shall immediately become vested and immediately exercisable in full, all restrictions and conditions of all Restricted Stock then outstanding shall be deemed satisfied and the restriction period to have expired, and all Performance Shares and Performance Units shall become vested, deemed earned in full and properly paid. In the event of a change of control, however, the Compensation Committee may, after notice to the Grantee, require the Grantee to "cash-out" his rights by transferring them to the Company in exchange for their equivalent "cash value."

     If an Employee's employment by the Company is terminated for any reason whatsoever other than death, disability, retirement, involuntary termination or termination for good reason, any Incentive Award outstanding at the time and all rights thereunder shall wholly and completely terminate, and unless otherwise established by the Compensation Committee, no further vesting shall occur and the Grantee shall be entitled to exercise his rights (if any) with respect to the portion of the Incentive Award vested as of the date of termination for a period of thirty (30) calendar days after such termination date; provided, however, that if an Employee is terminated for cause, such employee's right to exercise his rights (if any) with respect to the vested portion of his or her Incentive Award shall terminate as of the date of termination of employment.
In the event of termination for death, disability, retirement, or in connection with a change in control, an Incentive Award may be only exercised as provided in an individual's Incentive Award agreement, or as determined by the Compensation Committee.

TAX CONSEQUENCES

     Under current tax laws, the grant of an Option will not be a taxable event to the optionee and the Company will not be entitled to a deduction with respect to such grant.

     Upon the exercise of a Nonqualified Option, an optionee will recognize ordinary income at the time of exercise equal to the excess of the then fair market value of the shares of Common Stock received over the exercise price.
The taxable income recognized upon exercise of a Nonqualified Option will be treated as compensation income subject to withholding and the Company will be entitled to deduct as a compensation expense an amount equal to the ordinary income an optionee recognizes with respect to such exercise. When Common Stock received upon the exercise of a Nonqualified Option subsequently is sold or exchanged in a taxable transaction, the holder thereof generally will recognize capital gain (or loss) equal to the difference between the total amount realized and the fair market value of the Common Stock on the date of exercise; the character of such gain or loss as long-term or short-term capital gain or loss will depend upon the holding period of the shares following exercise.

     The exercise of an Incentive Option will not be taxable to the optionee, and the Company will not be entitled to any deduction with respect to such exercise. However, to qualify for this favorable tax treatment of Incentive Options under the Code, the optionee may not dispose of the shares of Common Stock acquired upon the exercise of an Incentive Option until after the later of two years following the date of grant or one year following the date of exercise. The surrender of shares of Common Stock acquired upon the exercise of an Incentive Option in payment of the exercise price of an Option within the required holding period for Incentive Options under the Code will be a disqualifying disposition of the surrendered shares. Upon any subsequent taxable disposition of shares of Common Stock received upon exercise of a qualifying Incentive Option, the optionee generally will recognize long-term or short-term capital gain (or loss) equal to the difference between the total amount realized and the exercise price of the Incentive Option.

     If an Option that was intended to be an Incentive Option under the Code does not qualify for favorable Incentive Option treatment under the Code due to the failure to satisfy the holding period requirements, the optionee may recognize ordinary income in the year of the disqualifying disposition.
Provided the amount realized in the disqualifying disposition exceeds the exercise price, the ordinary income an optionee shall recognize in the year of a disqualifying disposition shall be the lower of (i) the excess of the amount realized over the exercise price or (ii) excess of the fair market value of the Common Stock at the time of the exercise over the exercise price. In addition, the optionee shall recognize capital gain on the disqualifying disposition in the amount, if any, by which the amount realized in the disqualifying disposition exceeds the fair market value of the Common Stock at the time of the exercise. Such capital gain shall be taxable as long-term or short-term capital gain, depending on the optionee's holding period for such shares.

     Notwithstanding the favorable tax treatment of Incentive Options for regular tax purposes, as described above, for alternative minimum tax purposes, an Incentive Option is generally treated in the same manner as a Nonqualified Option. Accordingly, an optionee must generally include in alternative minimum taxable income for the year in which an Incentive Option is exercised the excess of the fair market value on the date of exercise of the shares of Common Stock received over the exercise price. If, however, an optionee disposes of shares of Common Stock acquired upon the exercise of an Incentive Option in the same calendar year as the exercise, only an amount equal to the optionee's ordinary income for regular tax purposes with respect to such disqualifying disposition will be recognized for the optionee's calculation of alternative minimum taxable income in such calendar year.

     A Grantee receiving Restricted Stock generally will recognize ordinary income in the amount of the fair market value of the corresponding Common Stock at the time the Common Stock is no longer subject to forfeiture, less any consideration paid for the Common Stock. The Company will be entitled to a deduction at the same time and in the same amount. The holding period to determine whether the Grantee has long-term or short-term capital gain or loss on a subsequent sale generally begins when the restriction period expires, and the Grantee's tax basis for such Common Stock will generally equal the fair market value of such Common Stock on such date.

     However, a Grantee may elect, under Section 83(b) of the Code, within 30 days of the grant of the Restricted Stock, to recognize taxable ordinary income on the date of grant equal to the excess of the fair market value of the Restricted Stock (determined without regard to the restrictions) over the price (if any) paid for the Restricted Stock. By reason of such an election, the Grantee's holding period will commence on the date of grant and the Grantee's tax basis will be equal to the fair market value of the Common Stock on that date (determined without regard to restrictions). Likewise, the Company generally will be entitled to a deduction at that time in the amount that is taxable as ordinary income to the Grantee. If the shares of Common Stock are forfeited after making such an election, the forfeiture shall be treated as a sale or exchange upon which there is a capital loss equal to the excess of purchase price of the forfeited shares of Common Stock over any amount realized on such forfeiture.

NEW PLAN BENEFITS

     As of September 30, 1997, no options were granted or allocated under the 1998 Incentive Plan to any of the Named Executive Officers.

     Approval of the 1998 Incentive Plan requires the affirmative vote of the holders of a majority of shares of Common Stock present and voting at the Annual Meeting.


THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO ADOPT THE COMPANY'S 1998 INCENTIVE PLAN, AS DESCRIBED ABOVE.

                                 OTHER BUSINESS

     The Board knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the proxy as in their discretion they may deem appropriate, unless they are directed by the proxy to do otherwise.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     Ernst & Young LLP served as the Company's independent auditors for fiscal 1997 and will continue to serve as the Company's independent auditors for the current year. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, with the opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions.

                   DATE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Stockholder proposals intended to be presented at the 1999 Annual Meeting must be received by the Company no later than December 31, 1998 and must otherwise comply with the requirements of the Securities and Exchange Commission to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting.

                                     BY ORDER OF THE BOARD OF DIRECTORS


                                     DANIEL T. PHILLIPS, CHAIRMAN OF THE BOARD
                                     AND CHIEF EXECUTIVE OFFICER

January 28, 1998
Dallas, Texas


IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING AND WISH THEIR STOCK TO BE VOTED ARE URGED TO DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE, OR UTILIZE THE TELEPHONE VOTING PROCEDURE DESCRIBED ON THE ACCOMPANYING PROXY. NO POSTAGE IS REQUIRED IF THE PROXY IS MAILED IN THE UNITED STATES.

                                      EXHIBIT A

                          FIRSTPLUS FINANCIAL GROUP, INC.

                           1998 LONG-TERM INCENTIVE PLAN

                              TABLE OF CONTENTS                             PAGE
                                                                            ----
SECTION 1.  GENERAL PROVISIONS RELATING
             TO PLAN GOVERNANCE, COVERAGE AND BENEFITS  . . . . . . . . . .  A-2
     1.1  Purpose . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  A-2
     1.2  Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . .  A-2
     1.3  Administration  . . . . . . . . . . . . . . . . . . . . . . . . .  A-4
     1.4  Shares of Common Stock Subject to the Plan  . . . . . . . . . . .  A-5
     1.5  Participation . . . . . . . . . . . . . . . . . . . . . . . . . .  A-5
     1.6  Incentive Awards  . . . . . . . . . . . . . . . . . . . . . . . .  A-5
     1.7  Maximum Individual Grants . . . . . . . . . . . . . . . . . . . .  A-5

SECTION 2. STOCK OPTIONS AND STOCK APPRECIATION RIGHTS  . . . . . . . . . .  A-5
     2.1  Grant Of Options  . . . . . . . . . . . . . . . . . . . . . . . .  A-5
     2.2  Option Terms  . . . . . . . . . . . . . . . . . . . . . . . . . .  A-6
     2.3  Option Exercises  . . . . . . . . . . . . . . . . . . . . . . . .  A-6
     2.4  Stock Appreciation Rights in Tandem with Options  . . . . . . . .  A-6
     2.5  Supplemental Payment on Exercise of Non-Qualified Stock Options
          or Stock Appreciation Rights. . . . . . . . . . . . . . . . . . .  A-7

SECTION 3.  RESTRICTED STOCK  . . . . . . . . . . . . . . . . . . . . . . .  A-7
     3.1  Award of Restricted Stock . . . . . . . . . . . . . . . . . . . .  A-7
     3.2  Restrictions  . . . . . . . . . . . . . . . . . . . . . . . . . .  A-7
     3.3  Restriction Period  . . . . . . . . . . . . . . . . . . . . . . .  A-8
     3.4  Delivery of Shares of Common Stock  . . . . . . . . . . . . . . .  A-8
     3.5  Supplemental Payment on Vesting of Restricted Stock . . . . . . .  A-8

SECTION 4.  PERFORMANCE UNITS AND PERFORMANCE SHARES  . . . . . . . . . . .  A-8
     4.1  Performance Based Awards  . . . . . . . . . . . . . . . . . . . .  A-8
     4.2  Supplemental Payment on Vesting of Performance Units or
          Performance Shares. . . . . . . . . . . . . . . . . . . . . . . .  A-9

SECTION 5.  PROVISIONS RELATING TO PLAN PARTICIPATION . . . . . . . . . . .  A-9
     5.1  Plan Conditions . . . . . . . . . . . . . . . . . . . . . . . . .  A-9
     5.2  Transferability . . . . . . . . . . . . . . . . . . . . . . . . . A-10
     5.3  Rights as a Stockholder . . . . . . . . . . . . . . . . . . . . . A-10
     5.4  Listing and Registration of Shares of Common Stock  . . . . . . . A-10
     5.5  Change in Stock and Adjustments . . . . . . . . . . . . . . . . . A-10
     5.6  Termination of Employment, Death, Disability and Retirement . . . A-11
     5.7  Changes in Control  . . . . . . . . . . . . . . . . . . . . . . . A-12
     5.8  Amendments to Incentive Awards  . . . . . . . . . . . . . . . . . A-13
     5.9  Exchange of Incentive Awards  . . . . . . . . . . . . . . . . . . A-13
     5.10 Financing . . . . . . . . . . . . . . . . . . . . . . . . . . . . A-13

SECTION 6.  MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . A-13
     6.1  Effective Date and Grant Period . . . . . . . . . . . . . . . . . A-13
     6.2  Funding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . A-13
     6.3  Withholding Taxes . . . . . . . . . . . . . . . . . . . . . . . . A-14
     6.4  Conflicts with Plan . . . . . . . . . . . . . . . . . . . . . . . A-14
     6.5  No Guarantee of Tax Consequences  . . . . . . . . . . . . . . . . A-14
     6.6  Severability  . . . . . . . . . . . . . . . . . . . . . . . . . . A-14
     6.7  Gender, Tense and Headings  . . . . . . . . . . . . . . . . . . . A-14
     6.8  Amendment and Termination . . . . . . . . . . . . . . . . . . . . A-14
     6.9  Section 280G Payments . . . . . . . . . . . . . . . . . . . . . . A-14
     6.10 Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . . A-15

                       FIRSTPLUS FINANCIAL GROUP, INC.
                        1998 LONG TERM INCENTIVE PLAN


                   SECTION 1.  GENERAL PROVISIONS RELATING
                  TO PLAN GOVERNANCE, COVERAGE AND BENEFITS

1.1  PURPOSE

     The purpose of FIRSTPLUS Financial Group, Inc. 1998 Long Term Incentive Plan (the "Plan") is to foster and promote the long-term financial success of FIRSTPLUS Financial Group, Inc. (the "Company" or "FIRSTPLUS") and materially increase the value of the equity interests in the Company by: (a) encouraging the long-term commitment of selected key employees (defined in
SECTION 1.2(i) below), (b) motivating superior performance of key employees by means of long-term performance related incentives, (c) encouraging and providing key employees with a formal program for obtaining an ownership interest in the Company, (d) attracting and retaining outstanding key employees by providing incentive compensation opportunities competitive with other major companies and (e) enabling participation by key employees in the long-term growth and financial success of the Company. The Plan provides for payment of various forms of incentive compensation and, accordingly, is not intended to be a plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, and shall be administered accordingly.

1.2  DEFINITIONS

     The following terms shall have the meanings set forth below:

     (a) APPRECIATION. The difference between the option exercise price per share of the Option to which a Tandem Stock Appreciation Right (SAR) relates and the Fair Market Value of a share of Common Stock on the date of exercise of the Tandem SAR.

     (b) BOARD. The Board of Directors (or equivalent governing authority) of the Company.

     (c)  CHANGE IN CONTROL.  Any of the events described in and subject to
SECTION 5.7.

     (d)  CODE.  The Internal Revenue Code of 1986, as amended.

     (e) COMPENSATION COMMITTEE OR COMMITTEE. The Committee, which shall be comprised of two or more members who shall be appointed by the Board to administer the Plan, which Board shall have the power to fill vacancies on the Committee arising by resignation, death, removal or otherwise. In the absence of a Committee, reference thereto shall be to the Board.

     (f) COMMON STOCK. Company Common Stock, par value $.01 per share, which the Company is authorized to issue or may in the future be authorized to issue.

     (g) COMPANY. FIRSTPLUS Financial Group, Inc., its subsidiaries and any successor corporation.

     (h)  DISABILITY.  Any complete and permanent disability as defined in
Section 22(e)(3) of the Code and determined in accordance with the procedures set forth in the regulations, thereunder.

     (i) EMPLOYEE. Any common-law employee of the Company or any Parent or Subsidiary, who, in the opinion of the Committee, is one of a select group of executive officers, other officers or other key management personnel of the Company or any Parent or Subsidiary who is in a position to contribute materially to the continued growth and development and to the continued financial success of the Company or any Parent or Subsidiary, including executive officers and officers who are members of the Board and including consultants and advisors.

     (j)  EXCHANGE ACT.  The Securities Exchange Act of 1934, as amended.

     (k) FAIR MARKET VALUE. The closing sales price of Common Stock as reported or listed on a national securities exchange on any relevant date for valuation, or, if there is no such sale on such date, the applicable prices as so reported on the nearest preceding date upon which such sale took place. In the event the shares of Common Stock are not listed on a national securities exchange, the Fair Market Value of such shares shall be determined by the Committee in its sole discretion.

     (l) GRANTEE. Any Employee who in the opinion of the Committee performs significant services for the benefit of the Company and who is granted an Incentive Award under the Plan.

     (m) INCENTIVE AWARD. Any incentive award, individually or collectively, as the case may be, including any Stock Option, Stock Appreciation Right, Restricted Stock Award, Performance Unit, or Performance Share, as well as any Supplemental Payment, granted under the Plan.

     (n) INCENTIVE AWARD AGREEMENT. The written agreement entered into between the Company and the Grantee pursuant to which an Incentive Award shall be made under the Plan.

     (o) INCENTIVE STOCK OPTION. A stock option which is intended to qualify as an Incentive Stock Option under Section 422 of the Code and which shall be granted by the Committee to a Grantee under the Plan.

     (p) INVOLUNTARY TERMINATION. The termination of Grantee's employment by FIRSTPLUS other than for death, Disability, Retirement, Terminated for Cause, Terminated for Good Reason, or in the event of a Change of Control ( as defined in SECTION 5.7(a) below).

     (q) NON-QUALIFIED STOCK OPTION. A stock option granted by the Committee to a Grantee under the Plan, which shall not qualify as an Incentive Stock Option.

     (r) OPTION. A Non-Qualified Stock Option or Incentive Stock Option granted by the Committee to a Grantee under the Plan.

     (s)  PARENT CORPORATION.  FIRSTPLUS Financial Group, Inc.

     (t) PERFORMANCE PERIOD. A period of time determined by the Committee over which performance is measured for the purpose of determining a Grantee's right to and the payment value of any Performance Units or Performance Shares.

     (u) PERFORMANCE SHARE OR PERFORMANCE UNIT. An Incentive Award representing a contingent right to receive cash or shares of Common Stock (which may be Restricted Stock) at the end of a Performance Period and which, in the case of Performance Shares, is denominated in Common Stock, and, in the case of Performance Units, is denominated in cash values.

     (v) PLAN. FIRSTPLUS Financial Group, Inc. 1998 Long Term Incentive Plan, as hereinafter amended from time to time.

     (w) RESTRICTED STOCK. Shares of Common Stock issued or transferred to a Grantee subject to the Restrictions set forth in SECTION 3.2 hereof.

     (x) RESTRICTED STOCK AWARD. An authorization by the Committee to issue or transfer Restricted Stock to a Grantee.

     (y) RESTRICTION PERIOD. The period of time determined by the Committee during which Restricted Stock is subject to the restrictions under the Plan.

     (z) RETIREMENT. The termination of employment by Company or any Parent or Subsidiary constituting retirement as determined by the Committee.

     (aa) STOCK APPRECIATION RIGHT.  A Tandem SAR.

     (bb) SUBSIDIARY. Any corporation (whether now or hereafter existing) which constitutes a "subsidiary" of the Company, as defined in Section 424(f) of the Code.

     (cc) SUPPLEMENTAL PAYMENT. Any amounts described in SECTIONS 1.6, 3.5 and/or 4.2 dedicated to payment of any federal income taxes that are payable on an Incentive Award as determined by the Committee.

     (dd) TANDEM SAR.  A Stock Appreciation Right described in SECTION 2.4.

     (ee) TERMINATED FOR CAUSE. An Employee shall be deemed Terminated for Cause if he or she is terminated as a result of a breach of his or her written employment agreement (or consulting or advisory contract), in the event one exists, or if the Committee determines that such Employee is being terminated as a result of misconduct, dishonesty, disloyalty, disobedience or action that might reasonably injure a Parent, the Company or any of its Subsidiaries or their business interests or reputation.

     (ff) TERMINATION FOR GOOD REASON. The resignation of an Employee shall be deemed to be a Termination for Good Reason if Employee's resignation is within two years of a Change in Control as defined in SECTION 5.7, caused by and within ninety (90) days of the following: (i) without the express written consent of Employee, any duties that are assigned that are materially inconsistent with Employee's position, duties and status with FIRSTPLUS at the time of the Change in Control; (ii) any action by FIRSTPLUS that results in a material diminution in the position, duties or status of Employee with FIRSTPLUS at the time of the Change in Control or any transfer or proposed transfer of Employee for any extended period to a location outside his principal place of employment at the time of the Change in Control without his consent, except for a transfer or proposed transfer for strategic reallocations of the personnel reporting to Employee; (iii) the base annual salary of Employee, as the same may hereafter be increased from time to time, is reduced; or (iv) without limiting the generality or effect of the foregoing, FIRSTPLUS fails to comply with any of its material obligations hereunder.

1.3  ADMINISTRATION

     (a) COMMITTEE POWERS. The Plan shall be administered by the Committee, which shall have full power and authority to: (i) designate Grantees; (ii) determine the Incentive Awards to be granted to Grantees; (iii) subject to
SECTION 1.4 of the Plan, determine the Common Stock (or securities convertible into Common Stock) to be covered by Incentive Awards and in connection therewith, to reserve shares of Common Stock as needed in order to cover grants of Incentive Awards; (iv) determine the terms and conditions of any Incentive Award; (v) determine whether, to what extent, and under what circumstances Incentive Awards may be settled or exercised in cash, Common Stock, other securities, or other property, or canceled, substituted, forfeited or suspended, and the method or methods by which Incentive Awards may be settled, exercised, canceled, substituted, forfeited or suspended;
(vi) interpret and administer the Plan and any instrument or agreement relating to, or Incentive Award made under, the Plan; (vii) establish, amend, suspend or waive such rules and guidelines as the Committee shall deem necessary or appropriate for administration of the Plan; (viii) appoint such agents as it shall deem appropriate for the administration of the Plan; provided, however, that the Committee shall not delegate any of the power or authority set forth in (i) through (vii) above; and (ix) make any other determination and take any other action that it deems necessary or desirable for such administration. No member of the Committee shall vote or act upon any matter relating solely to himself. All designations, determinations, interpretations and other decisions with respect to the Plan or any Incentive Award shall be within the sole discretion of the Committee and shall be final, conclusive and binding upon all persons, including the Company or any Parent or Subsidiary, any Grantee, any holder or beneficiary of any Incentive Award, any owner of an equity interest in the Company and any Employee.

     (b) NO LIABILITY. No member of the Committee shall be liable for any action or determination made in good faith by the Committee with respect to this Plan or any Incentive Award under this Plan, and, to the fullest extent permitted by the Company's Articles of Incorporation and Bylaws, the Company shall indemnify each member of the Committee.

     (c) MEETINGS. The Committee shall designate a chairman from among its members, who shall preside at all of its meetings, and shall designate a secretary, without regard to whether that person is a member of the Committee, who shall keep the minutes of the proceedings and all records, documents, and data pertaining to its administration of the Plan.

Meetings shall be held at such times and places as shall be determined by the Committee. The Committee may take any action otherwise proper under the Plan by the affirmative vote, taken with or without a meeting, of a majority of its members.

1.4  SHARES OF COMMON STOCK SUBJECT TO THE PLAN

     (a) COMMON STOCK AUTHORIZED. Subject to adjustment under SECTION 5.5, the aggregate number of shares of Common Stock available for granting Incentive Awards under the Plan shall be equal to Two Million (2,000,000) shares of Common Stock. If any Incentive Award shall expire or terminate for any reason, without being exercised or paid, shares of Common Stock subject to such Incentive Award shall again be available for grant in connection with grants of subsequent Incentive Awards.

     (b) COMMON STOCK AVAILABLE. The Common Stock available for issuance or transfer under the Plan shall be made available from such shares reserved under the FIRSTPLUS Financial Group, Inc. 1998 Long-Term Incentive Plan, from such shares now or hereafter held by the Company or from such shares to be purchased or acquired by the Company. The Common Stock available for issuance or transfer under the Plan, if applicable, shall be made available from shares now or hereafter held by the Company or from such shares to be purchased or acquired by the Company. No fractional shares shall be issued under the Plan; payment for fractional shares shall be made in cash.

     (c) INCENTIVE AWARD ADJUSTMENTS. Subject to the limitations set forth in SECTIONS 5.8 and 6.8, the Committee may make any adjustment in the exercise price or the number of shares subject to any Incentive Award, or any other terms of any Incentive Award. Such adjustment shall be made by amending, substituting or canceling and re-granting such Incentive Award with the inclusion of terms and conditions that may differ from the terms and conditions of the original Incentive Award. If such action is effected by amendment, the effective date of such amendment shall be the date of the original grant.

1.5  PARTICIPATION

     (a) ELIGIBILITY. The Committee shall from time to time designate those Employees, if any, to be granted Incentive Awards under the Plan, the type of awards granted, the number of shares, options, rights or units, as the case may be, which shall be granted to each such Employee and any other terms or conditions relating to the awards as it may deem appropriate, consistent with the provisions of the Plan. An Employee who has been granted an Incentive Award may, if otherwise eligible, be granted additional Incentive Awards at any time.

     (b) NO NON-EMPLOYEE BOARD PARTICIPATION. In no event may any member of the Board who is not a FIRSTPLUS Employee be granted an Incentive Award under the Plan.

1.6  INCENTIVE AWARDS

     The forms of Incentive Awards under this Plan are Stock Options, Stock Appreciation Rights and Supplemental Payments as described in SECTION 2, Restricted Stock and Supplemental Payments as described in SECTION 3, and Performance Units or Performance Shares and Supplemental Payments as described in SECTION 4.

1.7  MAXIMUM INDIVIDUAL GRANTS

     No grantee may receive during any fiscal year of the Company Incentive Awards covering an aggregate of more than two hundred thousand (200,000) shares of Common Stock.

            SECTION 2. STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

2.1  GRANT OF OPTIONS

     The Committee is authorized to grant Options (Non-Qualified Stock Options or Incentive Stock Options) to Grantees in accordance with the terms and conditions required pursuant to this Plan and with such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine.

2.2  OPTION TERMS

     (a) EXERCISE PRICE. The exercise price per share of Common Stock under each Option shall be determined by the Committee; provided, however, that, in the case of an Incentive Stock Option, such exercise price shall not be less than 100% of the Fair Market Value per share of such stock on the date the Option is granted, as determined by the Committee (110% in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder).

     (b) TERM. The Committee shall fix the term of each Option which, in the case of an Incentive Stock Option, shall be not more than ten years from the date of grant. In the event no term is fixed, such term shall be ten years from the date of grant. The term shall be five years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder.

     (c) EXERCISE. The Committee shall determine the time or times at which an Option may be exercised in whole or in part. The Committee may accelerate the exercisability of any Option in portion thereof at any time. Notwithstanding the foregoing, the Committee may, in its sole discretion, provide that all or part of the Options received by a Grantee upon the exercise of a Non-Qualified Stock Option shall be Restricted Stock subject to any or all of the restrictions or conditions set forth in SECTION 3.2.

2.3  OPTION EXERCISES

     (a) METHOD OF EXERCISE. To purchase shares under any Option granted under the Plan, Grantees must give notice in writing to the Company of their intention to purchase and specify the number of shares of Common Stock as to which they intend to exercise their Option. Upon the date or dates specified for the completion of the purchase of the shares, the purchase price will be payable in full. The purchase price may be paid in cash or an equivalent acceptable to the Committee. At the discretion of the Committee, the exercise price per share of Common Stock may be paid by the assignment and delivery to the Company of shares of Common Stock owned by the Grantee or a combination of cash and such shares equal in value to the exercise price. However, if the Grantee acquired the stock to be surrendered directly or indirectly from the Company, he must have owned the stock to be surrendered for at least six months prior to tendering such stock for the exercise of an Option. Any shares so assigned and delivered to the Company in payment or partial payment of the purchase price shall be valued at the Fair Market Value on the exercise date. In addition, at the request of the Grantee and to the extent permitted by applicable law, the Company in its discretion may selectively approve a "cashless exercise" arrangement with a brokerage firm under which such brokerage firm, on behalf of the Grantee, shall pay to the Company the exercise price of the Options being exercised, and the Company, pursuant to an irrevocable notice from the Grantee, shall promptly deliver the shares being purchased to such firm.

     In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with Section 422 of the Code and any rules or regulations promulgated thereunder, including the requirement that the aggregate Fair Market Value (determined as of date the date of grant) of the Common Stock with respect to which Incentive Stock Options granted under this Plan and all other option plans of the Company, the Parent and subsidiary become exercisable by a Grantee during any calendar year shall not exceed $100,000. To the extent that the limitation set forth in the preceding sentence is exceeded for any reason (including the acceleration of the time for exercise of an Option), the Option with respect to such excess amount shall be treated as Non-Qualified Stock Options.

     (c) PROCEEDS. The proceeds received by the Company from the sale of shares of Common Stock pursuant to Options exercised under the Plan will be used for general purposes of the Company.

2.4  STOCK APPRECIATION RIGHTS IN TANDEM WITH OPTIONS

     (a) GENERAL PROVISIONS. The Committee may, at the time of grant of an Option, grant Tandem SARs with respect to all or any portion of the shares of Common Stock covered by such Option. The exercise price per share of Common Stock of a Tandem SAR shall be fixed in the Incentive Award Agreement and shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date of the grant of the Option to which it relates. A Tandem SAR may be exercised at any time the Option to which it relates is then exercisable, but only to the extent the Option to which it relates is exercisable, and shall be subject to the conditions applicable to such Option. When a Tandem SAR is exercised, the Option to which it relates shall terminate to the extent of the number of shares with respect to which the Tandem SAR is exercised. Similarly, when an Option is exercised, the Tandem SARs relating to the shares covered by such Option exercise shall terminate. Any Tandem SAR that is outstanding on the last day of the term of the related Option shall be automatically exercised on such date for cash without any action by the Grantee.

     (b) EXERCISE. Upon exercise of a Tandem SAR, the holder shall receive, for each share with respect to which the Tandem SAR is exercised, an amount equal to the Appreciation. The Appreciation shall be payable in cash, Common Stock, or a combination of both, at the option of the Committee, and shall be paid within 30 calendar days of the exercise of the Tandem SAR.

2.5 SUPPLEMENTAL PAYMENT ON EXERCISE OF NON-QUALIFIED STOCK OPTIONS OR STOCK APPRECIATION RIGHTS

     The Committee, either at the time of grant or at the time of exercise of any Non-Qualified Stock Option or Stock Appreciation Right, may provide for a supplemental payment (the "Supplemental Payment") by the Company to the Grantee with respect to the exercise of any Non-Qualified Stock Option or Stock Appreciation Right. The Supplemental Payment shall be in the amount specified by the Committee, which shall not exceed the amount necessary to pay the federal income tax payable with respect to both the exercise of the Non-Qualified Stock Option and/or Stock Appreciation Right and the receipt of the Supplemental Payment, assuming the holder is taxed at the maximum effective federal income tax rate applicable thereto. The Committee shall have the discretion to grant Supplemental Payments that are payable solely in cash or Supplemental Payments that are payable in cash, Common Stock, or a combination of both, as determined by the Committee at the time of payment. The Supplemental Payment shall be paid within 30 calendar days of the date of exercise of a Non-Qualified Stock Option or Stock Appreciation Right (or, if later, within 30 calendar days of the date on which income is recognized for federal income tax purposes with respect to such exercise).

                         SECTION 3.  RESTRICTED STOCK

3.1  AWARD OF RESTRICTED STOCK

     (a) GRANT. In consideration of the performance of services by the Grantee, shares of Restricted Stock may be awarded under this Plan by the Committee on such terms and conditions and with such restrictions as the Committee may from time to time approve, all of which may differ with respect to each Grantee. Such Restricted Stock shall be awarded for no additional consideration or such additional consideration as the Committee shall determine.

     (b) IMMEDIATE TRANSFER WITHOUT IMMEDIATE DELIVERY OF RESTRICTED STOCK. Each Restricted Stock Award will constitute an immediate transfer of the record and beneficial ownership of the shares of Restricted Stock to the Grantee in consideration of the performance of services, entitling such Grantee to all voting and other ownership rights, but subject to the restrictions hereinafter referred to. Each Restricted Stock Award may limit the Grantee's dividend rights during the Restriction Period in which the shares of Restricted Stock are subject to a substantial risk of forfeiture and restrictions on transfer. Shares of Common Stock awarded pursuant to a grant of Restricted Stock will be held by the Company, or in trust or in escrow pursuant to an agreement satisfactory to the Committee, as determined by the Committee, until such time as the restrictions on transfer have expired. Any such trust or escrow shall not be insulated from the claims of the general creditors of the Company in the event of bankruptcy or insolvency of the Company.

3.2  RESTRICTIONS

     (a) RESTRICTIVE CONDITIONS. Restricted Stock awarded to a Grantee shall be subject to the following restrictions until the expiration of the Restriction Period: (i) the shares of Common Stock of the Company included in the Restricted Stock Award shall be subject to one or more restrictions, including without limitation, a restriction that constitutes a "substantial risk of forfeiture" within the meaning of Section 83 of the Code and regulations promulgated thereunder, and to the restrictions on transferability set forth in SECTION 5.2; (ii) unless otherwise approved by the Committee, the shares of Common Stock included in the Restricted Stock Award that are subject to restrictions that are not satisfied at such time the Grantee ceases to be employed by the Company shall be forfeited and all rights of the Grantee to such shares shall terminate without further obligation on the part of the Company when an Employee leaves the employ of the Company; and (iii) any other restrictions that the Committee may determine in advance are necessary or appropriate.

     (b) FORFEITURE OF RESTRICTED STOCK. If for any reason, the restrictions imposed by the Committee upon Restricted Stock are not satisfied at the end of the Restriction Period, any Restricted Stock remaining subject to such restrictions shall thereupon be forfeited by the Grantee and re-acquired by the Company.

     (c) REMOVAL OF RESTRICTIONS. The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock, including the restrictions under the Restriction Period, whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Restricted Stock Award, such action is appropriate.

3.3  RESTRICTION PERIOD

     The Restriction Period of Restricted Stock shall commence on the date of grant and shall be established by the Committee in the Incentive Award Agreement setting forth the terms of the award of Restricted Stock.

3.4  DELIVERY OF SHARES OF COMMON STOCK

     Subject to SECTION 6.3, at the expiration of the Restriction Period, a stock certificate evidencing the Restricted Stock (to the nearest full share) with respect to which the Restriction Period has expired with all restrictions thereon having been satisfied shall be delivered without charge to the Grantee, or his personal representative, free of all restrictions under the Plan.

3.5  SUPPLEMENTAL PAYMENT ON VESTING OF RESTRICTED STOCK

     The Committee, either at the time of grant or at the time of vesting of Restricted Stock, may provide for a Supplemental Payment by the Company to the holder in an amount specified by the Committee, which shall not exceed the amount necessary to pay the federal income tax payable with respect to both the vesting of the Restricted Stock and receipt of the Supplemental Payment, assuming the Grantee is taxed at the maximum effective federal income tax rate applicable thereto. The Supplemental Payment shall be paid within 30 calendar days of each date that Restricted Stock vests. The Committee shall have the discretion to grant Supplemental Payments that are payable solely in cash or Supplemental Payments that are payable in cash, Common Stock, or a combination of both, as determined by the Committee at the time of payment.

            SECTION 4.  PERFORMANCE UNITS AND PERFORMANCE SHARES

4.1  PERFORMANCE BASED AWARDS

     (a) GRANT. The Committee is authorized to grant Performance Units and Performance Shares to Grantees. The Committee may make grants of Performance Units or Performance Shares in such a manner that more than one Performance Period is in progress concurrently. For each Performance Period, the Committee shall establish the number of Performance Units or Performance Shares and the contingent value of any Performance Units or Performance Shares, which may vary depending on the degree to which performance objectives established by the Committee are met.

     (b) PERFORMANCE CRITERIA. At the beginning of each Performance Period, the Committee shall (i) establish for such Performance Period specific financial or nonfinancial performance objectives as the Committee believes are relevant to the Company's overall business objectives; (ii) determine the value of a Performance Unit or the number of shares under a Performance Share grant relative to performance objectives; and (iii) notify each Grantee in writing of the established performance objectives and minimum, target, and maximum Performance Unit or Share value for such Performance Period.

     (c) MODIFICATION. If the Committee determines in its sole discretion that the established performance measures or objectives are no longer suitable to Company objectives because of a change in the Company's business operations, corporate structure, capital structure, or other conditions the Committee deems to be appropriate, the Committee may modify the performance measures and objectives as considered appropriate.

     (d) PAYMENT. The basis for payment of Performance Units or Performance Shares for a given Performance Period shall be the achievement of those financial and nonfinancial performance objectives determined by the Committee at the beginning of the Performance Period. If minimum performance is not achieved for a Performance Period, no payment shall be made and all contingent rights shall cease. If minimum performance is achieved or exceeded, the value of a Performance Unit or Performance Share shall be based on the degree to which actual performance exceeded the pre-established minimum performance standards, as determined by the Committee. The amount of payment shall be determined by multiplying the number of Performance Units or Performance Shares granted at the beginning of the Performance Period times the final Performance Unit or Performance Share value. Payments shall be made, in the discretion of the Committee, solely in cash or Common Stock, or a combination of cash and Common Stock, following the close of the applicable Performance Period.

4.2  SUPPLEMENTAL PAYMENT ON VESTING OF PERFORMANCE UNITS OR PERFORMANCE
SHARES

     The Committee, either at the time of grant or at the time of vesting of Performance Units or Performance Shares (other than Restricted Stock), may provide for a Supplemental Payment by the Company to the holder in an amount specified by the Committee which shall not exceed the amount necessary to pay the federal income tax payable with respect to both the vesting of such Performance Units or Performance Shares and receipt of the Supplemental Payment, assuming the Grantee is taxed at the maximum effective federal income tax rate applicable thereto. The Supplemental Payment shall be paid within 30 days of each date that such Performance Units or Performance Shares vest. The Committee shall have the discretion to grant Supplemental Payments that are payable in cash, Common Stock, or a combination of both, as determined by the Committee at the time of payment.

            SECTION 5.  PROVISIONS RELATING TO PLAN PARTICIPATION

5.1  PLAN CONDITIONS

     (a) INCENTIVE AWARD AGREEMENT. Each Grantee to whom an Incentive Award is granted under the Plan shall be required to enter into an Incentive Award Agreement with the Company in a form provided by the Committee, which shall contain certain specific terms, as determined by the Committee, with respect to the Incentive Award and shall include provisions that the Grantee (i) shall not disclose any trade or secret data or any other confidential information of the Company acquired during employment by the Company or a Subsidiary, or after the termination of employment or Retirement, (ii) shall abide by all the terms and conditions of the Plan and such other terms and conditions as may be imposed by the Committee, and (iii) shall not interfere with the employment of any other Company employee. An Incentive Award may include a noncompetition agreement with respect to the Grantee and/or such other terms and conditions, including, without limitation, rights of repurchase or first refusal, not inconsistent with the Plan, as shall be determined from time to time by the Committee.

     (b) NO RIGHT TO EMPLOYMENT. Nothing in the Plan, Incentive Award Agreement or any instrument executed pursuant to the Plan shall create any employment rights (including without limitation, rights to continued employment) in any Grantee or affect the right of the Company to terminate the employment of any Grantee at any time for any reason whether before the exercise date of any Option or during the Restriction Period of any Restricted Stock or during the Performance Period of any Performance Unit or Performance Share.

     (c) SECURITIES REQUIREMENTS. No shares of Common Stock will be issued or transferred pursuant to an Incentive Award unless and until all then-applicable requirements imposed by federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction and by any stock market or exchange upon which the Common Stock may be listed, have been fully met. As a condition precedent to the issuance of shares pursuant to the grant or exercise of an Incentive Award, the Company may require the Grantee to take any reasonable action to meet such requirements. The Company shall not be obligated to take any affirmative action in order to cause the issuance or transfer of shares pursuant to an Incentive Award to comply with any law or regulation described in the second preceding sentence.

5.2  TRANSFERABILITY

     (a) NON-TRANSFERABLE AWARD. Unless otherwise provided in an Incentive Award Agreement, no Incentive Award and no right under the Plan, contingent or otherwise, other than Restricted Stock as to which restrictions have lapsed, shall be (i) assignable, saleable, or otherwise transferable by a Grantee except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order, or (ii) subject to any encumbrance, pledge or charge of any nature. No transfer by will or by the laws of descent and distribution shall be effective to bind the Company unless the Committee shall have been furnished with a copy of the deceased Grantee's will or such other evidence as the Committee may deem necessary to establish the validity of the transfer. Any attempted transfer in violation of this SECTION 5.2 shall be void and ineffective for all purposes.

     (b) ABILITY TO EXERCISE RIGHTS. Only the Grantee or his guardian (if the Grantee becomes Disabled), or in the event of his death, his legal representative or beneficiary, may exercise Options, receive cash payments and deliveries of shares, or otherwise exercise rights under the Plan. The executor or administrator of the Grantee's estate, or the person or persons to whom the Grantee's rights under any Incentive Award will pass by will or the laws of the descent and distribution, shall be deemed to be the Grantee's beneficiary or beneficiaries of the rights of the Grantee hereunder and shall be entitled to exercise such rights as are provided hereunder.

5.3  RIGHTS AS A STOCKHOLDER

     Except as otherwise provided in any Incentive Award Agreement, a Grantee of an Incentive Award or a transferee of such Grantee shall have no rights as a stockholder with respect to any shares of Common Stock until such person becomes a holder of record of such Common Stock. Except as otherwise provided in
SECTION 5.5, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities, other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued.

5.4  LISTING AND REGISTRATION OF SHARES OF COMMON STOCK

     Prior to issuance and/or delivery of shares of Common Stock, the Company shall consult with representatives of the Company, as appropriate, regarding compliance with laws, rules and regulations that apply to such shares. If necessary, the Company shall postpone the issuance and/or delivery of the affected shares of Common Stock upon any exercise of an Incentive Award until completion of such stock exchange listing, registration, or other qualification of such shares under any state and/or federal law, rule or regulation as the Company may consider appropriate, and may require any Grantee to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares in compliance with applicable laws, rules and regulations. The Company shall not be obligated to take any affirmative action in order to cause the issuance or transfer of shares pursuant to an Incentive Award to comply with any law, rule or regulation described in the immediately preceding sentence.

5.5  CHANGE IN STOCK AND ADJUSTMENTS

     (a) CHANGES IN CAPITALIZATION. In the event the outstanding shares of the Common Stock, as constituted from time to time, shall be changed as a result of a change in capitalization of FIRSTPLUS or a combination, merger, or reorganization of FIRSTPLUS into or with any other corporation or any other transaction with similar effects, then, for all purposes, references herein to Common Stock or Restricted Stock shall mean and include all securities or other property (other than cash) that holders of Common Stock are entitled to receive in respect of common Stock by reason of each successive aforementioned event, which securities or other property (other than cash) shall be treated in the same manner and shall be subject to the same restrictions as the underlying Common Stock or Restricted Stock.

     (b) CHANGES IN LAW OR CIRCUMSTANCES. In the event of any change in applicable laws or any change in circumstances which results in or would result in any dilution of the rights granted under the Plan, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan, then if the Committee shall, in its sole discretion, determine that such change equitable requires an adjustment in the number or kind of shares of stock or other securities or property theretofore subject, or which may become subject, to issuance or transfer under the Plan or in the terms and conditions of outstanding Incentive Awards, such adjustment shall be made in accordance with such determination. Such adjustments may include without limitation changes with respect to (i) the aggregate number of shares that may be issued under the Plan, (ii) the number of shares subject to Incentive Awards and (iii) the price per share for outstanding Incentive Awards. The Committee shall give notice to each Grantee, and upon notice such adjustment shall be effective and binding for all purposes of the Plan.

5.6  TERMINATION OF EMPLOYMENT, DEATH, DISABILITY AND RETIREMENT

     (a) TERMINATION OF EMPLOYMENT. Subject to SECTION 3.2, if an Employee's employment by the Company and any Parent or Subsidiary is terminated for any reason whatsoever other than death, Disability, Retirement, Involuntary Termination or Termination for Good Reason, any Incentive Award granted pursuant to the Plan outstanding at the time and all rights thereunder shall wholly and completely terminate, and unless otherwise established by the Committee, no further vesting shall occur and the Employee shall be entitled to exercise his or her rights with respect to the portion of the Incentive Award vested as of the date of termination for a period of thirty (30) calendar days after such termination date; provided, however, that if an Employee is Terminated for Cause, such Employee's right to exercise the vested portion of his or her Incentive Award shall terminate as of the date of termination of employment. In the event of termination for death, Disability, Retirement, or Change in Control, an Incentive Award may be only exercised as determined by the Committee and provided in the Incentive Award Agreement. However, the following shall be used as a general guideline.

     (b) RETIREMENT. Subject to SECTION 3.2, unless otherwise approved by the Committee, upon the Retirement of an Employee:

          (i) any nonvested portion of any outstanding Incentive Award shall continue to vest after Retirement; and

          (ii) any vested Incentive Award shall expire on the earlier of (A) the expiration date set forth in the Incentive Award Agreement with respect to such Incentive Awards; or (B) the expiration of six (6) months after the date of Retirement.

     (c) DISABILITY OR DEATH. Subject to SECTION 3.2, unless otherwise approved by the Committee, upon termination of employment from the Company and any Parent or Subsidiary as a result of Disability or death:

          (i) any nonvested portion of any outstanding Incentive Award shall continue to vest after Disability or death; and

          (ii) any vested Incentive Award shall expire upon the earlier of (A) the expiration date set forth in the Incentive Award Agreement with respect to such Incentive Awards or (B) the first anniversary of such termination of such employment as a result of Disability or death.

     (d) INVOLUNTARY TERMINATION. Subject to SECTION 3.2, unless otherwise approved by the Committee, upon termination of employment from the Company and any Parent or Subsidiary as a result of Involuntary Termination (not Change in Control):

          (i) any nonvested portion of any outstanding Incentive Award shall vest on a pro-rated basis based upon the number of months the terminated Employee has been employed within the applicable Performance Period or Term; and

          (ii) any vested Incentive Award shall expire upon the earlier of (A) the expiration date set forth in the Incentive Award Agreement with respect to such Incentive Awards or (B) the expiration of thirty (30) days after the date of Termination.

     (e) CONTINUATION. Subject to the express provisions of the Plan and the terms of any applicable Incentive Award Agreement, the Committee, in its discretion, may provide for the continuation of any Incentive Award for such period and upon such terms and conditions as are determined by the Committee in the event that a Grantee ceases to be an employee.

5.7  CHANGES IN CONTROL

     (a) CHANGES IN CONTROL. In the event of Involuntary Termination or Termination for Good Reason within two years after a Change in Control:

          (i) All Options and Stock Appreciation Rights then outstanding shall become vested and immediately and fully exercisable, notwithstanding any provision therein for the exercise in installments;

          (ii) all restrictions and conditions of all Restricted Stock then outstanding shall be deemed satisfied, and the Restriction Period with respect thereto shall be deemed to have expired, as of the date of the Change in Control; and

          (iii) to the extent determined by the Committee, all Performance Shares and Performance Units shall become vested, deemed earned in full and promptly paid to the Grantees without regard to payment schedules and notwithstanding that the applicable performance cycle or retention cycle shall not have been completed.

     For the purpose of this SECTION 5.7, a "Change in Control" shall mean a change in control of a nature that would required to be reported in response to item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act as such Schedule, Regulation and Act were in effect on the date of adoption of this Plan by the Board, assuming that such Schedule, Regulation and Act applied to the Company, provided that such a change in control shall be deemed to have occurred at such time as:

          (i) any "person" (as that term is used in SECTION 13(d) and 14(d)(2) of the Exchange Act) (Other than FIRSTPLUS or an affiliate of FIRSTPLUS) becomes, directly or indirectly, the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of securities representing a 30% or more of the combined voting power for election of members of the Board of the then outstanding voting securities of the Company or any successor of the Company;

          (ii) during any period of two (2) consecutive years or less, individuals who at the beginning of such period constituted the Board of the Company cease, for any reason, to constitute at least a majority of the Board, unless the election of nomination for election of each new member of the Board was approved by a vote of at least two-thirds of the members of the Board then still in office who were members of the Board at the beginning of the period;

          (iii) the equity holders of the Company approve any merger or consolidation to which the Company is a party as a result of which the persons who were equityholders of the Company immediately prior to the effective date of the merger or consolidation (and excluding, however, any shares held by any party to such merger or consolidation and their affiliates) shall have beneficial ownership of less than 50% of the combined voting power for election of members of the Board (or equivalent) of the surviving entity following the effective date of such merger or consolidation; or

          (iv) the equity holders of the Company approve any merger or consolidation as a result of which the equity interests in the Company shall be changed, converted or exchanged (other than a merger with a wholly owned subsidiary of the Company) or any liquidation of the Company or any sale or other disposition of 50% or more of the assets or earnings power of the Company;

provided, however, that no Change in Control shall be deemed to have occurred if, prior to such time as a Change in Control would otherwise be deemed to have occurred, the Board determines otherwise.

     (b)  RIGHT OF CASH-OUT.  If approved by the Board prior to or within thirty
(30) days after such time as a Change in Control shall be deemed to have occurred, the Board shall have the right for a forty-five (45) day period immediately following the date that the Change in Control is deemed to have occurred to require all, but not less than all, Grantees to transfer and deliver to the Company all Incentive Awards previously granted to Grantees in exchange for an amount equal to the "cash value" (defined below) of the Incentive Awards. Such right shall be exercised by written notice to all Grantees. For purposes of this SECTION 5.7(b), the cash value of an Incentive Award shall equal the sum of (i) all cash to which the Grantee would be entitled upon settlement or exercise of such Incentive Award and (ii) the excess of the "market value" (defined below) per share over the option price, if any, multiplied by the number of shares subject to such Incentive Award. For purposes of the preceding sentence, "market value" (defined below) per share over the option price, if any, multiplied by the number of shares subject to such Incentive Award. For purposes of the preceding sentence, "market value" per share shall mean the higher of (i) the average of the Fair Market Value per share on each of the five trading days immediately following the date a Change in Control is deemed to have occurred or (ii) the highest price, if any, offered in connection with the Change n Control. The amount payable to each Grantee by the Company pursuant to this SECTION 5.7(b) shall be in cash or by certified check and shall be reduced by any taxes required to be withheld.)

5.8  AMENDMENTS TO INCENTIVE AWARDS

     The Committee may waive any conditions or rights with respect to, or amend, alter, suspend, discontinue, or terminate, any unexercised Incentive Award theretofore granted, prospectively or retroactively, with the consent of any relevant Grantee.

5.9  EXCHANGE OF INCENTIVE AWARDS

     The Committee may, in its discretion, permit Grantees under the Plan to surrender outstanding Incentive Awards in order to exercise or realize the rights under other Incentive Awards, or in exchange for the grant of new Incentive Awards or require holders of Incentive Awards to surrender outstanding Incentive Awards as a condition precedent to the grant of new Incentive Awards.

5.10 FINANCING

     The Company may extend and maintain, or arrange for the extension and maintenance of, financing to any Grantee (including a Grantee who is a Director of the Company) to purchase shares pursuant to exercise of an Incentive Award on such terms as may be approved by the Committee in its sole discretion. In considering the terms for extension or maintenance of credit by the Company, the Committee shall, among other factors, consider the cost to the Company of any financing extended by the Company.

                           SECTION 6.  MISCELLANEOUS

6.1  EFFECTIVE DATE AND GRANT PERIOD

     This Plan shall become effective as of the date of Board approval (the "Effective Date"). Unless sooner terminated by the Board, the Plan shall terminate on December 31, 2008, unless extended. After the termination of the Plan, no Incentive Awards may be granted under the Plan, but previously granted awards shall remain outstanding in accordance with their applicable terms and conditions.

6.2  FUNDING

     Except as provided under SECTION 3, no provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets in a manner that would provide any Grantee any rights that are greater than those of a general creditor of the Company, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund if such action would provide any Grantee with any rights that are greater than those of a general creditor of the Company. Grantees shall have no rights under the Plan other than as unsecured general creditors of the Company except that insofar as they may have come entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under applicable law. However, the Company may establish a "Rabbi Trust" for purposes of securing the payment pursuant to a Change in Control.

6.3  WITHHOLDING TAXES

     The Company shall have the right to (i) make deductions from any settlement of an Incentive Award made under the Plan, including the delivery of shares, or require shares or cash or both be withheld from any Incentive Award, in each case in an amount sufficient to satisfy withholding of any federal, state or local taxes required by law, or (ii) take such other action as may be necessary or appropriate to satisfy any such withholding obligations. The Committee may determine the manner in which such tax withholding may be satisfied, and may permit shares of Common Stock (rounded up to the next whole number) to be used to satisfy required tax withholding based on the Fair Market Value of any such shares of Common Stock, as of the delivery of shares or payment of cash in satisfaction of the applicable Incentive Award.

6.4  CONFLICTS WITH PLAN

     In the event of any inconsistency or conflict between the terms of the Plan and an Incentive Award Agreement, the terms of the Plan shall govern.

6.5  NO GUARANTEE OF TAX CONSEQUENCES

     Neither the Company nor the Committee makes any commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person participating or eligible to participate hereunder.

6.6  SEVERABILITY

     In the event that any provision of this Plan shall be held illegal, invalid or unenforceable for any reason, such provision shall be fully severable, but shall not affect the remaining provision of the Plan, and the Plan shall be construed and enforced as if the illegal, invalid, or unenforceable provision had never been included herein.

6.7  GENDER, TENSE AND HEADINGS

     Whenever the context requires such, words of the masculine gender used herein shall include the feminine and neuter, and words used in the singular shall include the plural. Section headings as used herein are inserted solely for convenience and reference and constitute no part of the Plan.

6.8  AMENDMENT AND TERMINATION

     The Plan may be amended or terminated at any time by the Board by the affirmative vote of a majority of the members in office. The Plan, however, shall not be amended, without prior written consent of each affected Grantee if such amendment or termination of the Plan would adversely affect any material vested benefits or rights of such person.

6.9  SECTION 280G PAYMENTS

     In the event that the aggregate present value of the payments to a Grantee under the Plan, and any other plan, program, or arrangement maintained by the Company constitutes an "excess parachute payment" (within the meaning of Section 280G(b)(1) of the Internal Revenue Code) and the excise tax on such payment would cause the net parachute payments (after taking into account federal, state and local income and excise taxes) to which the Grantee otherwise would be entitled to be less than what the Grantee would have netted (after taking into account federal, state and local income taxes) had the present value of his total parachute payments equaled $1.00 less than three times his "base amount" (within the meaning of Code Section 280G(b)(3)(A)), the Grantee's total "parachute payments" (within the meaning of Code Section 280G(b)(2)(A)) shall be reduced (by the minimum possible amount) so that their aggregate present value equals $1.00 less than three times such base amount. For purposes of this calculation, it shall be assumed that the Grantee's tax rate will be the maximum marginal federal, state and local income tax rate on earned income, with such maximum federal rate to be computed with regard to Code Section 1(g), if applicable. In the event that the Grantee and the Company are unable to agree as to the amount of the reduction described above, if any, the Grantee shall select a law firm or accounting firm from among those regularly consulted (during the twelve-month period immediately prior to the change in control that resulted in the characterization of the payments as parachute payments) by the Company regarding federal income tax or employee benefit matters and such law firm or accounting firm shall determine the amount of such reduction and such determination shall be final and binding upon the Grantee and the Company.

6.10 GOVERNING LAW

     The Plan shall be construed in accordance with the laws of the State of Florida, except as superseded by federal law, and in accordance with applicable provisions of the Code and regulations or other authority issued thereunder by the appropriate governmental authority.

     IN WITNESS WHEREOF, this Plan has been executed this 27th day of January, 1998, to be effective as of January 1, 1998.


                              FIRSTPLUS FINANCIAL GROUP, INC.


                              By: /s/ Eric C. Green
                                 ----------------------------------------------
                              Print Name: Eric C. Green
                                         --------------------------------------
                              Title: President
                                    -------------------------------------------

                                    PROXY

                       FIRSTPLUS FINANCIAL GROUP, INC.
                              1600 VICEROY DRIVE
                             DALLAS, TEXAS 75235

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby appoints Daniel T. Phillips and Eric C. Green, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all of the shares of the Common Stock of FIRSTPLUS Financial Group, Inc. (the "Company"), held of record by the undersigned on January 19, 1998 at the Annual Meeting of Stockholders of the Company to be held on March 4, 1998, and any adjournment(s) thereof.

   THIS PROXY, WHEN PROPERLY EXECUTED AND DATED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES UNDER PROPOSAL 1, IN FAVOR OF PROPOSAL 2, AND THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTERS REFERRED TO IN PROPOSAL 3.

-------------------------------------------------------------------------------
                  [To Be Dated And Signed On Reverse Side]

   1. PROPOSAL TO ELECT AS DIRECTORS OF THE COMPANY THE FOLLOWING PERSONS TO HOLD OFFICE UNTIL THE NEXT ANNUAL ELECTION OF DIRECTORS BY STOCKHOLDERS OR UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND HAVE QUALIFIED.

   / / FOR all nominees listed                       / / WITHHOLD AUTHORITY to
       (except as marked to the contrary below)          vote for all nominees
                                                         listed

   Nominees: 01 Daniel T. Phillips, 02 Eric C. Green, 03 John Fitzgerald, 04 Daniel J. Jessee, 05 Paul Nussbaum, 06 Paul Seegers, 07 Sheldon I. Stein

   (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below).

-------------------------------------------------------------------------------
   2. PROPOSAL TO CONSIDER AND ACT UPON A PROPOSAL TO ADOPT THE FIRSTPLUS FINANCIAL GROUP, INC. 1998 LONG-TERM INCENTIVE PLAN.

     / / FOR            / / AGAINST            / / ABSTAIN

   3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

     / / FOR            / / AGAINST            / / ABSTAIN

   ***if you wish to vote by telephone, please read the instructions below***

                                       Dated                   , 1998
                                             -----------------

                                       ------------------------------
                                       Signature

                                       ------------------------------
                                       Signature, If Held Jointly

                                       (Please execute this proxy as your
                                       name appears hereon. When shares are
                                       held by joint tenants, both should
                                       sign. When signing as attorney,
                                       executor, administrator, trustee or
                                       guardian, please give full title as
                                       such. If a corporation, please sign in
                                       full corporate name by the president
                                       or other authorized officer. If a
                                       partnership, please sign in
                                       partnership name by authorized person.
                                       PLEASE MARK, SIGN, DATE AND RETURN
                                       THIS PROXY PROMPTLY USING THE ENCLOSED
                                       ENVELOPE.



                               VOTE BY TELEPHONE
                         QUICK *** EASY *** IMMEDIATE


Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

- You will be asked to enter a Control Number which is located in the box in the lower right hand corner of this form.

--------------------------------------------------------------------------------
OPTION #1: To vote as the Board of Directors recommends on ALL proposals:
           Press 1.
--------------------------------------------------------------------------------

           WHEN ASKED, PLEASE CONFIRM YOUR VOTE BY PRESSING 1.

--------------------------------------------------------------------------------
OPTION #2: IF YOU CHOOSE TO VOTE ON EACH PROPOSAL SEPARATELY PRESS 0. YOU
           WILL HEAR THESE INSTRUCTIONS:
--------------------------------------------------------------------------------

   Proposal 1: To vote FOR ALL nominees, press 1; to WITHHOLD FOR ALL nominees, press 9.

               To withhold FOR AN INDIVIDUAL nominee, press 0 and listen to the instructions.

   Proposal 2: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.

The instructions are the same for all remaining proposals.

              WHEN ASKED, PLEASE CONFIRM YOUR VOTE BY PRESSING 1.


--------------------------------------------------------------------------------
          PLEASE DO NOT RETURN THE ABOVE PROXY CARD IF VOTED BY PHONE.
--------------------------------------------------------------------------------


                 CALL ** TOLL FREE ** ON A TOUCH TONE TELEPHONE
                           1-800-840-1208 - ANYTIME

                   There is no charge to you for this card.